UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03636
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                   The Guardian Variable Contract Funds, Inc.
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               (Exact name of registrant as specified in charter)

                      7 Hanover Square New York, N.Y. 10004
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               (Address of principal executive offices) (Zip code)

Frank L. Pepe                                  Thomas G. Sorell
The Guardian Variable Contract                 The Guardian Variable Contract
  Funds, Inc.                                    Funds, Inc.
7 Hanover Square                               7 Hanover Square
New York, N.Y. 10004                           New York, N.Y. 10004

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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (800) 221-3253
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                      Date of fiscal year end: December 31
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                     Date of reporting period: June 30, 2003
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

ITEM 1. REPORTS TO STOCKHOLDERS.

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The Guardian Stock Fund
-------------------------------------

[PHOTO OMITTED]

Richard Goldman
Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and convertible securities

Inception: April 13, 1983

Net Assets at June 30, 2003: $1,364,908,681

Q:    What type of investors should consider The Guardian Stock Fund?

A: The best way to answer that is to list the Fund's two distinct features, which certain types of investors may find attractive.

      - High Quality Companies: Our investment process is geared to finding companies that we believe have strong balance sheets, that generate high cash flows, and that are profitable. This is based on our philosophy that investing in market leaders with strong fundamentals has the potential to produce an attractive long-term performance and risk profile.

      - Commitment to our core objective: The Guardian Stock Fund is a core large cap fund, and we will use every effort to prevent the Fund from straying from its style. This is important for investors who are deploying asset allocation strategies and want a well-diversified large cap core equity portfolio. We believe too many mutual funds are willing to drift into areas outside their mandates in their efforts to outperform. We saw this happen in the late 1990s when many small cap and value funds were buying larger cap and growth stocks. Many investors thought their investments were diversified among different types of equity funds. Only after the bubble burst in 2000, when large cap and growth stocks had significantly decined, did they realize that these shifts had occurred. The result was an over-concentration in large cap and growth stocks, causing a greater decline in portfolio values than otherwise expected.

Q:    What happened in the equity markets during the first six months of 2003?

================================================================================

      "We believe that higher quality companies should see their relative fortunes improve, as investors will eventually refocus on their fundamentals and attractive relative valuations."

================================================================================

A: In A Tale of Two Cities, Charles Dickens captured the equity market environment during the first half of 2003: "It was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness, it was the epoch of belief, it was the epoch of incredulity..." The year began on a negative note as the equity market extended its 3-year slide, with the S&P 500 Index(1) down 3% in the first quarter. This was more than offset by the second quarter, in which the S&P 500 was up 15%, bringing its total return for the first half of 2003 to 11.76%. The nature of the rally (which began on March 11th and extended through the end of the second quarter) reveals a market environment somewhat reminiscent of the rally experienced in the late 1990s: the stocks that were up the most were companies with operating losses (including the internet and biotech sectors), companies with poor track records of earnings and dividend growth, and companies under federal investigation. We believe that the speculative nature of the rally is attributable to investors' increasing confidence that the economy will improve in the second half of 2003. While higher quality companies (those with positive earnings and strong balance sheets) were up during the first half of the year, they didn't rise as much as lower quality companies. We believe that higher quality companies should see their relative fortunes improve, as investors will eventually refocus on their fundamentals and attractive relative valuations.

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.


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8

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Q:    How did the Fund perform during the first half of 2003?

A: The Fund was up 8.72%(2) during the first half of 2003. Since the Fund's investment strategy focuses on investing in high quality companies, it was a difficult environment for it to outperform its S&P 500 benchmark due to the speculative nature of the recent rally, as described above. The Fund's performance was helped by its semiconductor holdings, which outperformed as investors became increasingly confident in the earnings visibility for these companies. This was offset by the strong performance of highly cyclical companies in the consumer discretionary and industrial sectors, two areas that significantly outperformed and in which the Fund was underrepresented.

Q:    What is the Fund's investment strategy, and will it change going forward?

A: The Guardian Stock Fund is a core fund that invests mainly in large cap, high quality companies and is designed for investors who are looking for a foundation upon which they can build their portfolio. The Fund's investment strategy focuses on identifying companies that we believe have solid balance sheets and are generating strong financial results. The Fund's bias towards seeking high quality companies is shown in the table below:

                   Earnings    Revenue        %            Return
                    5 year     5 year      Long-Term       Equity
                    Growth     Growth     Debt/Total       5 Year
                   Rate(3)     Rate(4)    Capital(5)     Average(6)
                   --------    -------    ----------     ----------

The Guardian
  Stock Fund          13%        9%           23%            19%
S&P 500 Index          6%        7%           35%            15%

----------
Note: Median data as of 06-30-03. Source: Baseline, Factset

      Although the recent market environment has not favored higher quality stocks, our investment strategy is based on our philosophy that investing in companies with strong fundamentals has the potential to produce attractive long-term performance. We are committed to adhering to this strategy and will not abandon our investment discipline to chase a short-term market phenomenon. We are taking advantage of the current market environment by opportunistically adding to the Fund's holdings that have become more attractively valued and trimming those positions that we believe have become too expensive.

      The Fund remains modestly overweight in the technology sector in which our sector specialist identified several high quality software and semiconductor companies. The Fund is underweight in cyclical consumer and industrial companies due to the lack of visibility in generating future revenue and earnings growth.

--------------------------------------------------------------------------------
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(3) Earnings 5-Year Growth Rate - The median earnings growth rate for the companies in the Fund and the S&P 500 Index for the past five years. A higher number indicates a greater rate of earnings growth.
(4) Revenue 5-year Growth Rate - The median revenue growth rate for the companies in the Fund and the S&P 500 Index for the past five years. A higher number indicates a greater rate of revenue growth.
(5) % Long Term Debt / Total Capital - The median long-term debt as a proportion of capital for the companies in the Fund and the S&P 500 Index as of 06/30/03. A lower number indicates a company's greater ability to pay off outstanding debt.
(6) Return on Equity 5-Year Average - The median return on equity of the last five fiscal years for the companies in the Fund and the S&P 500 Index. Return on Equity is an indicator of profitability and a higher number indicates greater profitability.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
-------------------------------------

----------------------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003

                                                                               Since Fund
                             1 Year     3 Years     5 Years    10 Years    Inception (4/13/83)
----------------------------------------------------------------------------------------------
The Guardian Stock Fund      (1.55)%    (18.87)%    (5.22)%     7.74%            11.92%
----------------------------------------------------------------------------------------------

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(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.


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                                                                               9

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The Guardian Stock Fund
-------------------------------------

                  Sector Weightings of The Guardian Stock Fund
                              as of June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

               Health Care                             16.90%
               Cash                                     1.96%
               Energy                                   7.33%
               Consumer Staples                        10.67%
               Utilities                                2.24%
               Industrials                              6.81%
               Telecommunication Services               3.81%
               Financials                              20.45%
               Consumer Discretionary                   4.00%
               Information Technology                  22.52%
               Materials                                3.31%

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                      Top Ten Holdings as of June 30, 2003

                                                                   Percent of
      Company                                                   Total Net Assets
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 1.   Pfizer, Inc.                                                   5.54%
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 2.   Verizon Comm.                                                  3.81%
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 3.   General Electric Co.                                           3.24%
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 4.   American Int'l. Group, Inc.                                    3.15%
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 5.   Microsoft Corp.                                                3.04%
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 6.   Wal-Mart Stores, Inc.                                          2.86%
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 7.   Cisco Systems, Inc.                                            2.66%
--------------------------------------------------------------------------------
 8.   AmerisourceBergen Corp.                                        2.61%
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 9.   Lockheed Martin Corp.                                          2.58%
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10.   Adobe Systems, Inc.                                            2.45%


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10

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                  Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                The Guardian Stock Fund       S&P 500 Index      Cost of Living
                -----------------------       -------------      --------------

4/13/83                   10000                   10000              10000
                          10891                   10844              10333
     83                   11028                   10867              10336
                          10684                   10328              10571
     84                   12218                   11529              10754
                          14360                   13501              10958
     85                   16130                   15169              11162
                          20326                   18307              11152
     86                   18889                   17985              11295
                          22920                   22898              11580
     87                   19241                   18903              11794
                          23115                   21283              12029
     88                   23160                   21989              12314
                          26541                   25595              12650
     89                   28613                   28887              12885
                          28334                   29749              13252
     90                   25224                   27959              13680
                          29788                   31938              13874
     91                   34293                   36439              14088
                          34598                   36196              14302
     92                   41178                   39207              14516
                          46490                   41100              14720
     93                   49396                   43130              14913
                          47471                   41667              15097
     94                   48767                   43679              15311
                          58848                   52468              15545
     95                   65667                   59992              15668
                          72792                   66015              15973
     96                   83330                   73770              16176
                         110475                   91429              16627
     97                  112983                   94035              16627
                         128110                  110637              17090
     98                  135440                  120810              17287
                         138555                  126826              17322
     99                  177629                  163104              17232
                         177564                  153710              17629
     00                  144965                  142548              17813
                         123756                  133028              18268
     01                  113879                  125651              18017
                          99507                  109114              18261
     02                   90111                   99717              18470
 6/2003                   97971                  111450              18700

      A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $97,971 on June 30, 2003. We compare our performance to that of the S&P 500 Index, an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $111,450. The Cost of Living, as measured by the Consumer Price Index, is generally representative of the level of U.S. inflation and is provided to lend a more complete understanding of the investment's real worth.


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                                                                              11

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The Guardian VC 500 Index Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("the S&P 500 Index")

Portfolio: Common stocks of companies included in the S&P 500 Index, which emphasizes securities issued by large U.S. companies

Net Assets at June 30, 2003: $137,297,321

Q: This has been a volatile period for the financial markets. How has the Fund performed?

A: In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was 11.76%. The Fund's return over the period was 11.63%.(2)

Q:    What strategies were used by the Fund and how did they affect performance?

A: As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the index in approximately the same weights as they are represented in the index. We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the index or when dividends need to be reinvested.

Q: What are your expectations for the future and how are you positioning the Fund to take advantage of those expectations?

A: As passive investors, we do not attempt to engage in either market timing or active security selection decisions. Our only goal is to match the returns of the broad equity market (as measured by the S&P 500 Index) in the most efficient way.

================================================================================

      "As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the index in approximately the same weights as they are represented in the index."

================================================================================

--------------------------------------------------------------------------------
(1) "S&P," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund Profile
--------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
1 Year .............................................................     (0.06)%
3 Year .............................................................    (11.21)%
Since Inception (8/25/99) ..........................................     (7.49)%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2003

                                                                     Percent of
                                                                        Total
      Company                                                       Net Assets
--------------------------------------------------------------------------------
 1.   General Electric Co.                                             3.10%
--------------------------------------------------------------------------------
 2.   Microsoft Corp.                                                  2.97%
--------------------------------------------------------------------------------
 3.   Pfizer, Inc.                                                     2.94%
--------------------------------------------------------------------------------
 4.   Exxon Mobil Corp.                                                2.66%
--------------------------------------------------------------------------------
 5.   Wal-Mart Stores, Inc.                                            2.55%
--------------------------------------------------------------------------------
 6.   Citigroup, Inc.                                                  2.38%
--------------------------------------------------------------------------------
 7.   Johnson & Johnson                                                1.66%
--------------------------------------------------------------------------------
 8.   American Int'l. Group, Inc.                                      1.56%
--------------------------------------------------------------------------------
 9.   Int'l. Business Machines                                         1.52%
--------------------------------------------------------------------------------
10.   Intel Corp.                                                      1.48%
--------------------------------------------------------------------------------

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                 Sector Weightings held by The Guardian VC 500
                         Index Fund as of June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

               Information Technology                    16.11%
               Cash                                       0.36%
               Materials                                  2.63%
               Consumer Staples                          11.64%
               Financials                                20.37%
               Telecommunication Services                 3.87%
               Consumer Discretionary                    11.08%
               Health Care                               14.80%
               Energy                                     5.76%
               Industrial                                10.35%
               Utilities                                  3.03%


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                   Sector Weightings for the S&P Index as of
                                 June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

               Materials                                  2.66%
               Healthcare                                14.83%
               Financials                                20.46%
               Consumer Staples                          11.66%
               Information Technology                    16.18%
               Energy                                     5.79%
               Industrials                               10.44%
               Consumer Discretionary                    11.06%
               Utilities                                  3.03%
               Telecommunication Services                 3.89%

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                                                                              13

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The Guardian VC Asset Allocation Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Long-term total in-vestment return consistent with moderate investment risk

Portfolio: Generally purchases shares of The Guardian VC 500 Index, The Guardian Stock, The Guardian Bond, and/or The Guardian Cash Funds. Also invests in individual securities and uses futures to manage allocations among the equity, debt and money market asset classes.

Inception: September 15, 1999

Net Assets at June 30, 2003: $38,367,598

Q: This has been a volatile period for the financial markets. How has the Fund performed?

A: In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was 11.76% and the total return on bonds, as measured by the Lehman Aggregate Bond Index(2) was 3.93%. Our theoretical benchmark, a model portfolio with 60% of its value in the S&P 500 Index and 40% in the Lehman Aggregate Bond Index (rebalanced monthly) would have returned 8.66%. We are pleased to say that, by comparison, the Fund's return over the period was 11.45%(3) with dividends reinvested.

Q:    What strategies were used by the Fund and how did they affect performance?

A: As always, the Fund is managed using proprietary quantitative models that attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

      In general, a benign interest rate environment and an economy which appears to be recovering from a recession led us to hold an aggressive equity exposure relative to cash and bonds. Specifically, at year-end 2002, our stock/ bond/cash mix was approximately 100/0/0, and we have maintained that posture. These weightings should be compared to the completely neutral 60/40/0 mix that we would expect to own if the markets were all fairly valued relative to one another.

      Our models are driven by quantifiable economic variables dealing with corporate profitability and interest rates. For better or worse, over the past two years the markets have been driven by factors that are not amenable to quantification, such as corporate malfeasance, terrorism and war. These are important matters to be sure, but not captured in our models. Hopefully, as these concerns subside and are dealt with, our models will continue to deliver value to our investors.

Q: What are your expectations for the future and how are you positioning the Fund to take advantage of those expectations?

A: We continue to be very aggressively positioned, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses in spite of an accommodative Federal Reserve com- bined with a stimulative fiscal stance. Historically, this monetary/fiscal combination has proved to be a powerful positive force for the markets. From a pure relative valuation perspective, equities continue to look extremely attractive.

================================================================================

      "As always, the Fund is managed using proprietary quantitative models which attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets."

================================================================================

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


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14

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
1 Year .............................................................      0.62%
3 Year .............................................................     (7.14)%
Since Inception (9/15/99) ..........................................     (2.48)%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Portfolio Composition by Asset Class
                               as of June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

                     Cash                                 1.79%
                     Fixed Income                         0.44%
                     Common Stocks                       97.77%

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                                                                              15

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The Guardian VC High Yield Bond Fund
-------------------------------------

[PHOTO OMITTED]

Peter J. Liebst
Portfolio Manager

Objective: Seeks current income. Capital appreciation is a secondary objective.

Portfolio: At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

Inception: September 13, 1999

Net Assets at June 30, 2003: $50,829,741

Q:    How did the Fund perform during the first half of 2003?

A: The Guardian VC High Yield Bond Fund posted a 10.96%(1) return for the six months ended June 30, 2003. The Fund underperformed the overall high yield market by 7.53% as the Fund's benchmark, the Lehman Brothers Corporate High Yield Index,(2) posted an 18.49% return for the period.

Q:    What factor's affected the Fund's performance?

A: The first six months of 2003 was a remarkable start for the year with the high yield market posting an 18.49% return, its best six-month performance since 1991. During this period the market saw an increase in demand, liquidity, new issuance, and a dramatic recovery in the secondary market. The result, investors significantly reduced the risk premium demanded in the high yield market.

      With the underlying risk free Treasury rate dropping during the period to lows not seen in 45 years, both institutional and individual investors increased their appetite for risk in search for higher yields. This was seen in high yield mutual funds as over $21.6 billion of net inflows came into funds during the first two quarters of 2003, more than twice the inflows experienced over the whole of 2002. Responding to this demand, new issuance surged and prices for securities in the secondary market rose sharply. The risk premium in the high yield market, as measured by the average premium yield over comparable Treasuries, dropped from 9.10% at the beginning of 2003, to 6.22% as of June 30th.

      The crucial component to understanding the performance of the high yield market over the first half of the year is to examine where within the market returns originated. The answer for the first half of 2003 was predominantly in issuers of a lower, more speculative credit quality, and further concentrated in sectors which experienced significant credit and earnings deterioration over the last three years. Segmenting the high yield market along the lines of credit quality (as defined by Moody's Investor Services rating classifications), the lower quality Caa category generated a six month return of 40.50%, significantly outperforming the higher quality Ba and single B categories which produced a 12.41% and 16.79% returns, respectively. Further concentration of returns were seen within industry sectors, with the underlying theme being 2002's troubled sectors were 2003's best performers. As an example, both electric utilities and telecommunications, each representing a significant weight within the high yield market, produced sizable negative returns during 2002 only to rebound in the first half of 2003 posting returns of 43.41% and 32.36%, respectively.

================================================================================

      "The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities."

================================================================================

      The above market dynamics were the principal reasons for The Guardian VC High Yield Bond Fund's underperformance over the first half of 2003. The Fund's investment management style focuses on selecting securities of companies that we believe have fundamental financial integrity and sufficient earnings capacity to sustain the capital structure. This approach typically limits the Fund's exposure to the lower credit quality levels, which was the case during the first half of 2003. Additionally, due to financial uncertainties facing most of the issuers within the electric utilities sector, the Fund maintained a significant underweight throughout the period which proved detrimental to performance as this sector has the largest weight within the market, and produced the highest return over the period.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

Q: What was your investment strategy during the period and what is your outlook for the future?

A: The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities. In pursuing this strategy, the Fund examines not only the macro economic and industry environment, but priority is placed on our identification of individual investment opportunities that we believe exhibit an appropriate capital structure and a predictable earnings outlook. The pursuit of this investment style limited the Fund's total exposure during the first half of the year to lower quality issuers as well as some industries, which we judged to have risks making the outlook too speculative.

      While signs of a slowly improving U.S. economy have been reported recently, the Fund remains cautious with regard to the timing of notable improvement. The Fund will continue to follow its disciplined investment style emphasizing financial strength and outlook when selecting investments.

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund Profile
--------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

1 Year ...............................................................    13.35%
3 Year ...............................................................     3.25%
Since Inception (9/13/99) ............................................     3.14%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Credit Quality as of June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

                AAA/US Govt. & Govt. Agency                 10.88%
                BBB                                          6.68%
                B                                           49.59%
                BB                                          27.69%
                CCC                                          5.16%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Top Ten Holdings as of June 30, 2003

                                                                      Percent of
                                                                        Total
      Company                                                         Net Assets
--------------------------------------------------------------------------------
 1.   Nextel Comm., Inc.                                                3.27%
--------------------------------------------------------------------------------
 2.   Allied Waste NA, Inc.                                             2.85%
--------------------------------------------------------------------------------
 3.   Qwest Corp.                                                       2.27%
--------------------------------------------------------------------------------
 4.   XTO Energy, Inc.                                                  1.88%
--------------------------------------------------------------------------------
 5.   Abitibi-Consolidated, Inc.                                        1.50%
--------------------------------------------------------------------------------
 6.   Qwest Capital Funding Inc.                                        1.32%
--------------------------------------------------------------------------------
 7.   Intrawest Corp.                                                   1.27%
--------------------------------------------------------------------------------
 8.   Iron Mountain, Inc.                                               1.26%
--------------------------------------------------------------------------------
 9.   Williams Cos., Inc.                                               1.26%
--------------------------------------------------------------------------------
10.   Sequa Corp.                                                       1.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
The Guardian UBS VC Large Cap Value Fund
----------------------------------------

--------------------------------------------------------------------------------

      The Guardian UBS VC Large Cap Value Fund is managed by a team of investment professionals from the Fund's sub-adviser, UBS Global Asset Management (Americas) Inc., with many years of experience in large cap value investment management.
--------------------------------------------------------------------------------

Objective: Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio: At least 80% in equity securities issued by companies with a large market capitalization at the time of purchase.

Inception: February 3, 2003

Net Assets at June 30, 2003: $58,824,870

Q:    How did the Fund perform during the reporting period?

A: For the period from Fund inception on February 3, 2003 and ending June 30, 2003, The Guardian UBS VC Large Cap Value Fund had a total return of 13.90%(1) versus 13.71% for its benchmark, the Russell 1000 Value Index.(2)

Q:    What factors affected the Fund's performance?

A: Our focus on finding stocks trading below our estimate of their intrinsic values served the Fund well amid the volatility that characterized the reporting period. Price to intrinsic value refers to the discrepancy between a stock's current price and its fair value. Our analysts thoroughly review a company's underlying fundamentals and employ forward-looking projections regarding its likely prospects in order to assess a company's intrinsic (fair) value. Our disciplined investment strategy led us to overweight select utilities, as well as the health care and pharmaceuticals and transportation sectors. Furthermore, our research concluded that underweighting utilities that had exposure to trading operations, in addition to underweighting media and insurance stocks, was warranted.

      As we moved through the second quarter 2003, we enjoyed strong results from the Fund's core holdings in the pharmaceutical, banking and utility sectors. On the other hand, retailing, food and beverage and computer hardware companies did not typically meet our intrinsic value criteria, so we reduced our positions in those areas. In general, we were also cautious about the technology sector, and from our perspective the sharp gains it posted in the second quarter 2003 do not appear warranted from a fundamental perspective.

Q:    What is your outlook going forward?

================================================================================

      "Heading into the second half of 2003, we will continue emphasizing our "bottom-up" investment process, which focuses on a company's cash flow to identify intrinsic value that may lead to favorable risk-adjusted returns over an entire market cycle."

================================================================================

A: During the reporting period, market fundamentals were often not the driving forces behind stock prices. We have found that during periods of extreme optimism or pessimism, many investors lose sight of the critical factors that should dictate the fair value of a stock's price. It is during those times that our disciplined investment process can be especially valuable in helping us to identify compelling price to intrinsic value discrepancies in the marketplace. Heading into the second half of 2003, we will continue emphasizing our "bottom-up" investment process, which focuses on a company's cash flow to identify intrinsic value that may lead to favorable risk-adjusted returns over an entire market cycle.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index and the Russell 1000 Index are unmanaged indices, they are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund's returns.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
The Guardian UBS VC Large Cap Value Fund Portfolio
--------------------------------------------------

--------------------------------------------------------------------------------

                          TOTAL RETURNS(1) FOR PERIOD
                              ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
Since Inception (2/03/03) ...........................................     13.90%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Top Ten Holdings as of June 30, 2003

                                                                      Percent of
                                                                        Total
      Company                                                         Net Assets
--------------------------------------------------------------------------------
 1.   Citigroup, Inc.                                                   5.81%
--------------------------------------------------------------------------------
 2.   Nextel Comm., Inc.                                                4.96%
--------------------------------------------------------------------------------
 3.   J.P. Morgan Chase & Co.                                           4.40%
--------------------------------------------------------------------------------
 4.   Wells Fargo & Co.                                                 4.19%
--------------------------------------------------------------------------------
 5.   GreenPoint Financial Corp.                                        3.46%
--------------------------------------------------------------------------------
 6.   UnitedHealth Group                                                3.14%
--------------------------------------------------------------------------------
 7.   Exxon Mobil Corp.                                                 2.91%
--------------------------------------------------------------------------------
 8.   ConocoPhillips                                                    2.86%
--------------------------------------------------------------------------------
 9.   Morgan Stanley                                                    2.82%
--------------------------------------------------------------------------------
10.   Exelon Corp.                                                      2.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Sector Weightings held by the Fund
                                on June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

            Consumer Staples                                    2.80%
            Health Care                                        12.67%
            Industrials                                        10.22%
            Materials                                           7.48%
            Energy                                              6.02%
            Telecommunication Services                          9.00%
            Utilities                                           9.47%
            Financials                                         33.49%
            Information Technology                              4.89%
            Consumer Discretionary                              3.96%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
The Guardian UBS VC Small Cap Value Fund
----------------------------------------

--------------------------------------------------------------------------------

      The Guardian UBS VC Small Cap Value Fund is managed by a team of investment professionals from the Fund's sub-adviser, UBS Global Asset Management (Americas) Inc. with many years of experience in small cap value investment management.

--------------------------------------------------------------------------------

Objective: Seeks to maximize total return, consisting of capital appreciation and current income.

Portfolio: At least 80% in equity securities issued by companies with a small market capitalization at the time of initial purchase.

Inception: February 3, 2003

Net Assets at June 30, 2003: $ 12,925,383

Q:    How did the Fund perform during the reporting period?

A: Since its inception on February 3, 2003 through June 30, 2003, The Guardian UBS VC Small Cap Value Fund had a total return of 14.92%(1) versus 20.34% for its benchmark, the Russell 2000 Value Index.(2)

Q:    What factors affected the Fund's performance?

A: The equity markets were weak during the first quarter of 2003, as concerns regarding the war in Iraq caused investors to shun stocks in favor of less risky investments. However, during the second quarter of 2003 the equity markets rallied strongly, as investors were encouraged by the quick end to the conflict in Iraq and the possibility of a sustainable economic rebound as the year progressed. In particular, investors were drawn to the most volatile sectors of the market, including technology and health care stocks. Low price stocks and those with negative earnings were strong performers in the small cap market. The Fund underperformed its benchmark since its inception due largely to its conservative position in terms of volatility. Fund performance was also affected by negative earnings reports by several portfolio holdings. Fund stock selection was negative for health care (due to an underweight in biotechnology), business services and motor vehicles. On the other hand, the Fund's stock selection for retail and consumer discretionary stocks enhanced results. An overweight in medical services stocks also aided Fund performance.

================================================================================

      "The Fund continues to favor companies with high earnings yields (low P/E ratios), low earnings variation, and strong free cash flow generation."

================================================================================

Q:   What is your strategy going forward?

A: At the end of the reporting period, the Fund's largest sector overweights were in information technology and consumer discretionary, while its largest underweights were in financials and materials. The Fund continues to favor companies with high earnings yields (low P/E ratios), low earnings variation, and strong free cash flow generation.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index.The Russell 2000 Index and the Russell 2000 Value Index are unmanaged indices, they are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund's returns.


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
The Guardian UBS VC Small Cap Value Fund Profile
------------------------------------------------

--------------------------------------------------------------------------------

                           TOTAL RETURNS(1) FOR PERIOD
                               ENDED JUNE 30, 2003

Since Inception (2/03/03) .........................................       14.92%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Top Ten Holdings as of June 30, 2003

                                                                      Percent of
                                                                        Total
      Company                                                         Net Assets
--------------------------------------------------------------------------------
 1.    iShares Russell 2000 Value Index Fund                            2.19%
--------------------------------------------------------------------------------
 2.   AmerUs Group Co.                                                  2.16%
--------------------------------------------------------------------------------
 3.   Renal Care Group, Inc.                                            2.04%
--------------------------------------------------------------------------------
 4.   City National Corp.                                               2.03%
--------------------------------------------------------------------------------
 5.   IndyMac Bancorp, Inc.                                             1.97%
--------------------------------------------------------------------------------
 6.   Polaris Industries, Inc.                                          1.90%
--------------------------------------------------------------------------------
 7.   Parkway Pptys., Inc.                                              1.76%
--------------------------------------------------------------------------------
 8.   Trustmark Corp.                                                   1.73%
--------------------------------------------------------------------------------
 9.   John H. Harland Co.                                               1.72%
--------------------------------------------------------------------------------
10.   Department 56, Inc.                                               1.72%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SECTOR WEIGHTINGS HELD BY THE FUND
                                ON JUNE 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

                 Telecommunication Services                  0.04%
                 Consumer Discretionary                     19.28%
                 Information Technology                     14.43%
                 Health Care                                 9.32%
                 Utilities                                   3.97%
                 Energy                                      4.45%
                 Industrials                                12.00%
                 Consumer Staples                            3.99%
                 Materials                                   7.79%
                 Financials                                 24.73%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 98.1%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.6%
--------------------------------------------------------------------------------
     741,600    Lockheed Martin Corp.                             $   35,277,912
--------------------------------------------------------------------------------
Beverages -- 3.0%
     133,700    Anheuser-Busch Cos., Inc.                              6,856,952
     418,900    Coca-Cola Co.                                         19,441,149
     312,300    PepsiCo., Inc.                                        13,897,350
                                                                  --------------
                                                                      40,195,451
--------------------------------------------------------------------------------
Biotechnology -- 1.5%
     317,100    Amgen, Inc. *                                         21,068,124
--------------------------------------------------------------------------------
Capital Markets -- 3.8%
     153,400    Goldman Sachs Group, Inc.                             12,847,250
     216,932    Legg Mason, Inc.                                      14,089,733
     118,700    Lehman Brothers Hldgs., Inc.                           7,891,176
     168,100    Merrill Lynch & Co., Inc.                              7,846,908
     242,400    State Street Corp.                                     9,550,560
                                                                  --------------
                                                                      52,225,627
--------------------------------------------------------------------------------
Chemicals -- 1.9%
     630,000    E.I. Du Pont de Nemours & Co.                         26,233,200
--------------------------------------------------------------------------------
Commercial Banks -- 6.1%
     341,000    Bank of America Corp.                                 26,949,230
     161,840    Charter One Financial, Inc.                            5,046,171
     153,300    M & T Bank Corp.                                      12,910,926
     429,400    North Fork Bancorporation, Inc.                       14,625,364
     468,800    Wells Fargo & Co.                                     23,627,520
                                                                  --------------
                                                                      83,159,211
--------------------------------------------------------------------------------
Communications Equipment -- 2.7%
   2,175,200    Cisco Systems, Inc. *                                 36,304,088
--------------------------------------------------------------------------------
Computers and Peripherals -- 3.6%
     440,300    Dell Computer Corp. *                                 14,071,988
     764,900    Hewlett Packard Co.                                   16,292,370
     721,800    Storage Technology Corp. *                            18,579,132
                                                                  --------------
                                                                      48,943,490
--------------------------------------------------------------------------------
Diversified Financial Services -- 2.4%
     774,666    Citigroup, Inc.                                       33,155,705
--------------------------------------------------------------------------------
Diversified Telecommunication Services -- 3.8%
   1,317,900    Verizon Comm.                                         51,991,155
--------------------------------------------------------------------------------
Electric Utilities -- 1.5%
     305,300    FPL Group, Inc.                                       20,409,305
--------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 2.0%
     330,700    CDW Corp. *                                           15,146,060
     550,500    Jabil Circuit, Inc. *                                 12,166,050
                                                                  --------------
                                                                      27,312,110
--------------------------------------------------------------------------------
Energy Equipment and Services -- 1.1%
     170,300    Nabors Industries, Inc. *                              6,735,365
     246,100    Noble Corp. *                                          8,441,230
                                                                  --------------
                                                                      15,176,595
--------------------------------------------------------------------------------
Food and Staples Retailing -- 2.9%
     728,100    Wal-Mart Stores, Inc.                                 39,077,127
--------------------------------------------------------------------------------
Food Products -- 1.6%
     123,100    Hershey Foods Corp.                                    8,575,146
     385,400    Kraft Foods, Inc.                                     12,544,770
                                                                  --------------
                                                                      21,119,916
--------------------------------------------------------------------------------
Gas Utilities -- 0.7%
     533,500    NiSource, Inc.                                        10,136,500
--------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 2.3%
     151,600    Boston Scientific Corp. *                              9,262,760
      98,200    C.R. Bard, Inc.                                        7,002,642
     319,000    Medtronic, Inc.                                       15,302,430
                                                                  --------------
                                                                      31,567,832
--------------------------------------------------------------------------------
Health Care Providers and Services -- 4.1%
     513,900    AmerisourceBergen Corp.                               35,638,965
     407,000    HCA, Inc.                                             13,040,280
     239,700    Laboratory Corp. of America Hldgs. *                   7,226,955
                                                                  --------------
                                                                      55,906,200
--------------------------------------------------------------------------------
Household Durables -- 1.0%
     474,300    Newell Rubbermaid, Inc.                               13,280,400
--------------------------------------------------------------------------------
Household Products -- 2.0%
     115,000    Colgate-Palmolive Co.                                  6,664,250
     232,900    Procter & Gamble Co.                                  20,770,022
                                                                  --------------
                                                                      27,434,272
--------------------------------------------------------------------------------
Industrial Conglomerates -- 3.2%
   1,543,000    General Electric Co.                                  44,253,240
--------------------------------------------------------------------------------
Information Technology Services -- 2.0%
     721,900    Concord EFS, Inc. *                                   10,626,368
     476,900    Fiserv, Inc. *                                        16,982,409
                                                                  --------------
                                                                      27,608,777
--------------------------------------------------------------------------------
Insurance -- 7.3%
     121,200    Ambac Financial Group, Inc.                            8,029,500
     778,300    American Int'l. Group, Inc.                           42,946,594
     454,900    Chubb Corp.                                           27,294,000
     425,700    Marsh & McLennan Cos., Inc.                           21,740,499
                                                                  --------------
                                                                     100,010,593
--------------------------------------------------------------------------------
Media -- 3.0%
     213,200    New York Times Co.                                     9,700,600
     725,900    Viacom, Inc. *                                        31,692,794
                                                                  --------------
                                                                      41,393,394
--------------------------------------------------------------------------------
Metals and Mining -- 1.4%
     744,300    Alcoa, Inc.                                           18,979,650
--------------------------------------------------------------------------------
Oil and Gas -- 6.2%
     379,900    ChevronTexaco Corp.                                   27,428,780
     742,500    Exxon Mobil Corp.                                     26,663,175
     920,800    Occidental Petroleum Corp.                            30,892,840
                                                                  --------------
                                                                      84,984,795
--------------------------------------------------------------------------------
Personal Products -- 0.6%
     137,500    Avon Products, Inc.                                    8,552,500
--------------------------------------------------------------------------------


                       See notes to financial statements.


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Pharmaceuticals -- 9.0%
     251,000    Abbott Laboratories                               $   10,983,760
     244,000    Johnson & Johnson                                     12,614,800
     382,500    Merck & Co., Inc.                                     23,160,375
   2,215,180    Pfizer, Inc.                                          75,648,397
                                                                  --------------
                                                                     122,407,332
--------------------------------------------------------------------------------
Semiconductors and Semiconductor Equipment-- 4.6%
     414,500    Analog Devices, Inc. *                                14,432,890
     905,100    Applied Materials, Inc. *                             14,354,886
   1,098,500    Intel Corp.                                           22,831,224
     224,400    KLA-Tencor Corp. *                                    10,432,356
                                                                  --------------
                                                                      62,051,356
--------------------------------------------------------------------------------
Software -- 7.7%
   1,041,200    Adobe Systems, Inc.                                   33,391,284
   1,617,900    Microsoft Corp.                                       41,434,419
   1,645,700    Oracle Corp. *                                        19,781,314
     602,100    PeopleSoft, Inc. *                                    10,590,939
                                                                  --------------
                                                                     105,197,956
--------------------------------------------------------------------------------
Thrifts and Mortgage Finance -- 0.8%
     159,400    Federal National Mortgage Assn.                       10,749,936
--------------------------------------------------------------------------------
Tobacco -- 0.7%
     205,900    Altria Group, Inc.                                     9,356,096
--------------------------------------------------------------------------------
Trading Companies and Distributors -- 1.0%
     289,900    W.W. Grainger, Inc.                                  13,555,724
--------------------------------------------------------------------------------
                Total Common Stocks
                  (Cost $1,305,969,024)                            1,339,075,569
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.0%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 13,109,000    State Street Bank and Trust Co.
                repurchase agreement, dated 6/30/2003,
                maturity value $13,109,401 at 1.10%,
                due 7/1/2003 (1)
                  (Cost $13,109,000)                              $   13,109,000
--------------------------------------------------------------------------------
Total Investments -- 99.1%
  (Cost $1,319,078,024)                                            1,352,184,569
Cash, Receivables and Other Assets
  Less Liabilities -- 0.9%                                            12,724,112
--------------------------------------------------------------------------------
Net Assets -- 100%                                                $1,364,908,681
--------------------------------------------------------------------------------

*     Non-income producing security.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
   Investments, at market (cost $1,319,078,024)                 $ 1,352,184,569
   Cash                                                                     822
   Receivable for securities sold                                    29,638,383
   Dividends receivable                                               1,371,807
   Receivable for fund shares sold                                      642,249
   Interest receivable                                                      400
   Other assets                                                           7,359
                                                                ---------------
     Total Assets                                                 1,383,845,589
                                                                ---------------

LIABILITIES
   Payable for securities purchased                                  16,407,682
   Payable for fund shares redeemed                                   1,695,404
   Accrued expenses                                                     241,718
   Due to affiliates                                                    592,104
                                                                ---------------
     Total Liabilities                                               18,936,908
                                                                ---------------
     Net Assets                                                 $ 1,364,908,681
                                                                ===============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                        $        55,851
   Additional paid-in capital                                     2,023,632,145
   Undistributed net investment income                                1,197,740
   Accumulated net realized loss on investments                    (693,083,600)
   Net unrealized appreciation of investments                        33,106,545
                                                                ---------------
     Net Assets                                                 $ 1,364,908,681
                                                                ===============

Shares Outstanding -- $0.001 par value                               55,850,989
                                                                ===============

Net Asset Value Per Share                                       $         24.44
                                                                ===============

Statement of Operations
Six Months Ended
June 30, 2003 (Unaudited)

INVESTMENT INCOME
   Dividends                                                    $    10,000,974
   Interest                                                             196,213
                                                                ---------------
     Total Income                                                    10,197,187
                                                                ---------------

   Expenses:
     Investment advisory fees -- Note B                               3,284,597
     Printing expense                                                   112,149
     Directors' fees -- Note B                                           42,737
     Other                                                              140,737
                                                                ---------------
     Total Expenses                                                   3,580,220
                                                                ---------------

   Net Investment Income                                              6,616,967
                                                                ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE C
     Net realized loss on investments                               (89,503,715)
     Net change in unrealized depreciation
       of investments                                               192,013,247
                                                                ---------------
   Net Realized and Unrealized Gain
     on Investments                                                 102,509,532
                                                                ---------------
       NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                        $   109,126,499
                                                                ===============

                       See notes to financial statements.


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                 Six Months         Year Ended
                                                                                      Ended       December 31,
                                                                              June 30, 2003               2002
                                                                                (Unaudited)          (Audited)
                                                                            ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                                  $     6,616,967    $    14,240,716
     Net realized loss on investments                                           (89,503,715)      (259,369,196)
     Net change in unrealized depreciation of investments                       192,013,247       (157,897,298)
                                                                            ---------------    ---------------
       Net Increase/(Decrease) in Net Assets from Operations                    109,126,499       (403,025,778)
                                                                            ---------------    ---------------

   Dividends to Shareholders from:
     Net investment income                                                      (14,282,918)       (14,289,601)
                                                                            ---------------    ---------------

   From Capital Share Transactions:
     Net decrease in net assets from capital share transactions -- Note G       (95,263,161)      (277,807,789)
                                                                            ---------------    ---------------
   Net Decrease in Net Assets                                                      (419,580)      (695,123,168)

NET ASSETS:
Beginning of period                                                           1,365,328,261      2,060,451,429
                                                                            ---------------    ---------------
End of period *                                                             $ 1,364,908,681    $ 1,365,328,261
                                                                            ===============    ===============

*  Includes undistributed net investment income of:                         $     1,197,740    $     8,863,691

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                               Six Months
                                                 Ended                             Year Ended December 31, (Audited)
                                              June 30, 2003   ----------------------------------------------------------------------
                                              (Unaudited)         2002           2001           2000           1999          1998
                                             ---------------------------------------------------------------------------------------
Net asset value,
   beginning of period .................     $    22.71       $    28.94     $    37.21     $    55.20     $    49.08    $    46.05
                                             ----------       ----------     ----------     ----------     ----------    ----------
Income from investment
   operations:
   Net investment income ...............           0.13             0.24           0.20           0.04           0.24          0.47
   Net realized and unrealized gain/
     (loss) on investments .............           1.86            (6.25)         (8.16)         (9.77)         14.49          8.56
                                             ----------       ----------     ----------     ----------     ----------    ----------
   Net increase/(decrease) from
     investment operations .............           1.99            (6.01)         (7.96)         (9.73)         14.73          9.03
                                             ----------       ----------     ----------     ----------     ----------    ----------

Dividends and Distributions
   to Shareholders from:
   Net investment income ...............          (0.26)           (0.22)         (0.08)         (0.04)         (0.24)        (0.47)
   Net realized gain on investments ....             --               --          (0.23)         (8.22)         (8.37)        (5.53)
                                             ----------       ----------     ----------     ----------     ----------    ----------
   Total dividends and distributions ...          (0.26)           (0.22)         (0.31)         (8.26)         (8.61)        (6.00)
                                             ----------       ----------     ----------     ----------     ----------    ----------

Net asset value, end of period .........     $    24.44       $    22.71     $    28.94     $    37.21     $    55.20    $    49.08
                                             ----------       ----------     ----------     ----------     ----------    ----------

Total return* ..........................           8.72%(a)       (20.88)%       (21.44)%       (18.39)%        31.17%        19.86%
                                             ----------       ----------     ----------     ----------     ----------    ----------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) ...................     $1,364,909       $1,365,328     $2,060,451     $3,172,625     $4,175,087    $3,665,196
   Ratio of expenses to
     average net assets ................           0.54%(b)         0.54%          0.53%          0.52%          0.52%         0.52%
   Ratio of net investment
     income to average net assets ......           1.01%(b)         0.85%          0.59%          0.08%          0.45%         0.95%
   Portfolio turnover rate .............             36%              65%           137%           106%            74%           56%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks -- 97.3%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.7%
      11,815    Boeing Co.                                         $     405,491
       3,021    General Dynamics Corp.                                   219,022
         115    Goodrich Corp.                                             2,415
      13,250    Honeywell Int'l., Inc.                                   355,762
       6,803    Lockheed Martin Corp.                                    323,619
       2,719    Northrop Grumman Corp.                                   234,622
       6,025    Raytheon Co.                                             197,861
       2,736    Rockwell Collins, Inc.                                    67,388
       7,055    United Technologies Corp.                                499,706
                                                                   -------------
                                                                       2,305,886
--------------------------------------------------------------------------------
Air Freight and Logistics -- 1.0%
       4,451    FedEx Corp.                                              276,096
         930    Ryder Systems, Inc.                                       23,827
      16,422    United Parcel Svcs., Inc.                              1,046,081
                                                                   -------------
                                                                       1,346,004
--------------------------------------------------------------------------------
Airlines -- 0.2%
       1,843    Delta Airlines, Inc.                                      27,055
      11,559    Southwest Airlines Co.                                   198,815
                                                                   -------------
                                                                         225,870
--------------------------------------------------------------------------------
Auto Components -- 0.2%
       1,100    Cooper Tire & Rubber Co.                                  19,349
       2,222    Dana Corp.                                                25,686
       8,367    Delphi Automotive Systems Corp.                           72,207
       2,622    Goodyear Tire & Rubber Co.                                13,766
       1,328    Johnson Controls, Inc.                                   113,677
       1,955    Visteon Corp.                                             13,431
                                                                   -------------
                                                                         258,116
--------------------------------------------------------------------------------
Automobiles -- 0.6%
      30,645    Ford Motor Co.                                           336,789
       8,380    General Motors Corp.                                     301,680
       4,521    Harley-Davidson, Inc.                                    180,207
                                                                   -------------
                                                                         818,676
--------------------------------------------------------------------------------
Beverages -- 2.8%
         541    Adolph Coors Co.                                          26,498
      12,990    Anheuser-Busch Cos., Inc.                                663,140
       1,023    Brown-Forman Corp.                                        80,428
      37,130    Coca-Cola Co.                                          1,723,203
       6,705    Coca-Cola Enterprises, Inc.                              121,696
      24,908    PepsiCo., Inc.                                         1,108,406
       4,264    The Pepsi Bottling Group, Inc.                            85,365
                                                                   -------------
                                                                       3,808,736
--------------------------------------------------------------------------------
Biotechnology -- 1.3%
      19,112    Amgen, Inc. *                                          1,269,801
       2,221    Biogen, Inc. *                                            84,398
       2,826    Chiron Corp. *                                           123,553
       3,205    Genzyme Corp. *                                          133,969
       3,749    MedImmune, Inc. *                                        136,351
                                                                   -------------
                                                                       1,748,072
--------------------------------------------------------------------------------
Building Products -- 0.2%
       1,074    American Standard Cos., Inc. *                            79,401
       7,420    Masco Corp.                                              176,967
                                                                   -------------
                                                                         256,368
--------------------------------------------------------------------------------
Capital Markets -- 3.4%
      12,370    Bank of New York, Inc.                                   355,638
       1,476    Bear Stearns Cos., Inc.                                  106,892
      20,412    Charles Schwab Corp.                                     205,957
       1,739    Federated Investors, Inc.                                 47,683
       3,887    Franklin Resources, Inc.                                 151,865
       7,202    Goldman Sachs Group, Inc.                                603,168
      29,211    J.P. Morgan Chase & Co.                                  998,432
       3,326    Janus Capital Group, Inc.                                 54,547
       3,642    Lehman Brothers Hldgs., Inc.                             242,120
       6,508    Mellon Financial Corp.                                   180,597
      13,849    Merrill Lynch & Co., Inc.                                646,471
      15,988    Morgan Stanley                                           683,487
       3,315    Northern Trust Corp.                                     138,534
       4,275    State Street Corp.                                       168,435
       1,831    T. Rowe Price Group, Inc.                                 69,120
                                                                   -------------
                                                                       4,652,946
--------------------------------------------------------------------------------
Chemicals -- 1.4%
       3,398    Air Products & Chemicals, Inc.                           141,357
      12,886    Dow Chemical Co.                                         398,951
      13,918    E.I. Du Pont de Nemours & Co.                            579,546
       1,156    Eastman Chemical Co.                                      36,611
       3,868    Ecolab, Inc.                                              99,021
       1,924    Engelhard Corp.                                           47,657
         751    Great Lakes Chemical Corp.                                15,320
       1,633    Hercules, Inc. *                                          16,167
       1,417    Int'l. Flavors & Fragrances, Inc.                         45,245
       3,907    Monsanto Co.                                              84,547
       2,533    PPG Industries, Inc.                                     128,524
       2,414    Praxair, Inc.                                            145,081
       3,306    Rohm & Haas Co.                                          102,585
       1,351    Sigma-Aldrich                                             73,197
                                                                   -------------
                                                                       1,913,809
--------------------------------------------------------------------------------
Commercial Banks -- 6.1%
       5,364    AmSouth Bancorporation                                   117,150
      22,405    Bank of America Corp.                                  1,770,667
      17,136    Bank One Corp.                                           637,116
       7,231    BB&T Corp.                                               248,023
       3,433    Charter One Financial, Inc.                              107,041
       2,615    Comerica, Inc.                                           121,597
       7,938    Fifth Third Bancorp                                      455,165
       1,892    First Tennessee Nat'l. Corp.                              83,078
      15,669    FleetBoston Financial Corp.                              465,526
       3,598    Huntington Bancshares, Inc.                               70,233
       6,379    KeyCorp                                                  161,197
       3,144    Marshall & Ilsley Corp.                                   96,144
       7,690    National City Corp.                                      251,540

                       See notes to financial statements.


--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
       2,444    North Fork Bancorporation, Inc.                    $      83,243
       4,247    PNC Financial Svcs. Group                                207,296
       3,308    Regions Financial Corp.                                  111,744
       5,186    SouthTrust Corp.                                         141,059
       4,262    SunTrust Banks, Inc.                                     252,907
       4,433    Synovus Financial Corp.                                   95,310
      29,155    U.S. Bancorp                                             714,297
       2,990    Union Planters Corp.                                      92,780
      19,529    Wachovia Corp.                                           780,379
      25,655    Wells Fargo & Co.                                      1,293,012
       1,372    Zions Bancorporation                                      69,437
                                                                   -------------
                                                                       8,425,941
--------------------------------------------------------------------------------
Commercial Services and Supplies -- 1.0%
       2,948    Allied Waste Industries, Inc. *                           29,627
       2,595    Apollo Group, Inc. *                                     160,267
       1,643    Avery Dennison Corp.                                      82,479
      15,556    Cendant Corp. *                                          284,986
       2,541    Cintas Corp.                                              90,053
         935    Deluxe Corp.                                              41,888
       2,150    Equifax, Inc.                                             55,900
       2,702    H & R Block, Inc.                                        116,862
       1,670    Monster Worldwide, Inc. *                                 32,949
       3,565    Pitney Bowes, Inc.                                       136,932
       1,695    R.R. Donnelley & Sons Co.                                 44,307
       2,619    Robert Half Int'l., Inc. *                                49,604
       9,148    Waste Management, Inc.                                   220,375
                                                                   -------------
                                                                       1,346,229
--------------------------------------------------------------------------------
Communications Equipment -- 2.2%
      11,911    ADC Telecomm., Inc. *                                     27,729
       1,467    Andrew Corp. *                                            13,496
       5,413    Avaya, Inc. *                                             34,968
       6,455    CIENA Corp. *                                             33,501
     105,064    Cisco Systems, Inc. *                                  1,753,518
       2,797    Comverse Technology, Inc. *                               42,039
      17,169    Corning, Inc. *                                          126,879
      20,363    JDS Uniphase Corp. *                                      71,474
      64,171    Lucent Technologies, Inc. *                              130,267
           1    McDATA Corp. *                                                15
      32,816    Motorola, Inc.                                           309,455
      12,550    QUALCOMM, Inc.                                           448,663
       2,342    Scientific Atlanta, Inc.                                  55,833
       6,153    Tellabs, Inc. *                                           40,425
                                                                   -------------
                                                                       3,088,262
--------------------------------------------------------------------------------
Computers and Peripherals -- 3.8%
       5,367    Apple Computer, Inc. *                                   102,617
      38,099    Dell Computer Corp. *                                  1,217,644
      35,897    EMC Corp. *                                              375,842
       4,846    Gateway, Inc. *                                           17,688
      43,786    Hewlett Packard Co.                                      932,642
      25,320    Int'l. Business Machines                               2,088,900
       1,886    Lexmark Int'l. Group, Inc. *                             133,472
       1,466    NCR Corp. *                                               37,559
       5,033    Network Appliance, Inc. *                                 81,585
      48,549    Sun Microsystems, Inc. *                                 223,325
                                                                   -------------
                                                                       5,211,274
--------------------------------------------------------------------------------
Construction and Engineering -- 0.0%
       1,206    Fluor Corp.                                               40,570
         947    McDermott Int'l., Inc. *                                   5,994
                                                                   -------------
                                                                          46,564
--------------------------------------------------------------------------------
Construction Materials -- 0.0%
       1,518    Vulcan Materials Co.                                      56,272
--------------------------------------------------------------------------------
Consumer Finance -- 1.2%
      18,759    American Express Co.                                     784,314
       3,314    Capital One Financial Corp.                              162,982
      20,505    MBNA Corp.                                               427,324
       4,322    Providian Financial Corp. *                               40,022
       6,939    SLM Corp.                                                271,801
                                                                   -------------
                                                                       1,686,443
--------------------------------------------------------------------------------
Containers and Packaging -- 0.1%
         849    Ball Corp.                                                38,638
         792    Bemis Co., Inc.                                           37,065
       2,370    Pactiv Corp. *                                            46,713
       1,255    Sealed Air Corp. *                                        59,813
         802    Temple-Inland, Inc.                                       34,414
                                                                   -------------
                                                                         216,643
--------------------------------------------------------------------------------
Distributors -- 0.1%
       2,613    Genuine Parts Co.                                         83,642
--------------------------------------------------------------------------------
Diversified Financial Services -- 2.6%
      76,400    Citigroup, Inc.                                        3,269,920
       2,324    Moody's Corp.                                            122,498
       5,188    Principal Financial Group, Inc.                          167,313
                                                                   -------------
                                                                       3,559,731
--------------------------------------------------------------------------------
Diversified Telecommunication Services -- 3.3%
       4,651    ALLTEL Corp.                                             224,271
      11,501    AT & T Corp.                                             221,394
      26,462    BellSouth Corp.                                          704,683
       2,122    CenturyTel, Inc.                                          73,952
       4,221    Citizens Comm. Co. *                                      54,408
      31,224    Qwest Comm. Int'l., Inc. *                               149,251
      49,205    SBC Comm., Inc.                                        1,257,188
      13,352    Sprint Corp. (FON Group)                                 192,269
      40,607    Verizon Comm.                                          1,601,946
                                                                   -------------
                                                                       4,479,362
--------------------------------------------------------------------------------
Electric Utilities -- 2.3%
       1,880    Allegheny Energy, Inc.                                    15,886
       2,168    Ameren Corp.                                              95,609
       5,459    American Electric Power, Inc.                            162,842
       4,548    CenterPoint Energy, Inc.                                  37,066
       2,507    CiNergy Corp.                                             92,233
       2,152    CMS Energy Corp.                                          17,431
       3,188    Consolidated Edison, Inc.                                137,977
       2,458    Constellation Energy Group, Inc.                          84,309

                       See notes to financial statements.


--------------------------------------------------------------------------------
                                                                              39

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2003 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
       4,557    Dominion Resources, Inc.                           $     292,878
       2,505    DTE Energy Co.                                            96,793
       4,873    Edison Int'l. *                                           80,063
       3,350    Entergy Corp.                                            176,813
       4,816    Exelon Corp.                                             288,045
       4,451    FirstEnergy Corp.                                        171,141
       2,724    FPL Group, Inc.                                          182,099
       5,880    PG&E Corp. *                                             124,362
       2,429    Pinnacle West Capital Corp.                               90,966
       2,422    PPL Corp.                                                104,146
       3,529    Progress Energy, Inc.                                    154,923
       3,315    Public Svc. Enterprise Group, Inc.                       140,059
      10,598    Southern Co.                                             330,234
       2,588    TECO Energy, Inc.                                         31,030
       4,619    TXU Corp.                                                103,697
       5,953    Xcel Energy, Inc.                                         89,533
                                                                   -------------
                                                                       3,100,135
--------------------------------------------------------------------------------
Electrical Equipment -- 0.4%
       2,932    American Power Conversion Corp. *                         45,710
       1,394    Cooper Industries Ltd.                                    57,572
       6,297    Emerson Electric Co.                                     321,777
       1,194    Power-One, Inc. *                                          8,537
       2,779    Rockwell Automation, Inc.                                 66,251
         872    Thomas & Betts Corp. *                                    12,601
                                                                   -------------
                                                                         512,448
--------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 0.4%
       6,943    Agilent Technologies, Inc. *                             135,736
       2,956    Jabil Circuit, Inc. *                                     65,328
       2,894    Molex, Inc.                                               78,109
       1,870    PerkinElmer, Inc.                                         25,825
       7,846    Sanmina-SCI Corp. *                                       49,508
      12,321    Solectron Corp. *                                         46,080
       3,432    Symbol Technologies, Inc.                                 44,650
       1,335    Tektronix, Inc. *                                         28,836
       2,490    Thermo Electron Corp. *                                   52,340
       1,962    Waters Corp. *                                            57,153
                                                                   -------------
                                                                         583,565
--------------------------------------------------------------------------------
Energy Equipment and Services -- 0.8%
       2,344    B.J. Svcs. Co. *                                          87,572
       5,046    Baker Hughes, Inc.                                       169,394
       6,526    Halliburton Co.                                          150,098
       2,160    Nabors Industries, Inc. *                                 85,428
       2,007    Noble Corp. *                                             68,840
       1,402    Rowan Cos., Inc.                                          31,405
       8,636    Schlumberger Ltd.                                        410,814
       4,343    Transocean, Inc. *                                        95,416
                                                                   -------------
                                                                       1,098,967
--------------------------------------------------------------------------------
Food and Staples Retailing -- 3.8%
       6,087    Albertson's, Inc.                                        116,870
       6,801    Costco Wholesale Corp. *                                 248,916
       5,871    CVS Corp.                                                164,564
      11,796    Kroger Co. *                                             196,757
       6,597    Safeway, Inc. *                                          134,975
       2,000    Supervalu, Inc.                                           42,640
       9,921    Sysco Corp.                                              298,027
      65,225    Wal-Mart Stores, Inc.                                  3,500,626
      14,538    Walgreen Co.                                             437,594
       2,103    Winn-Dixie Stores, Inc.                                   25,888
                                                                   -------------
                                                                       5,166,857
--------------------------------------------------------------------------------
Food Products -- 1.2%
       9,744    Archer-Daniels-Midland Co.                               125,405
       6,135    Campbell Soup Co.                                        150,308
       8,033    ConAgra, Inc.                                            189,579
       5,058    General Mills, Inc.                                      239,800
       3,959    H.J. Heinz Co.                                           130,568
       2,043    Hershey Foods Corp.                                      142,315
       6,133    Kellogg Co.                                              210,791
       2,128    McCormick & Co., Inc.                                     57,882
      11,732    Sara Lee Corp.                                           220,679
       3,371    W.M. Wrigley Jr. Co.                                     189,551
                                                                   -------------
                                                                       1,656,878
--------------------------------------------------------------------------------
Gas Utilities -- 0.3%
       2,115    KeySpan Corp.                                             74,977
       1,822    Kinder Morgan, Inc.                                       99,572
       1,793    NICOR, Inc.                                               66,538
       3,643    NiSource, Inc.                                            69,217
       1,505    Peoples Energy Corp.                                      64,550
       3,063    Sempra Energy                                             87,387
                                                                   -------------
                                                                         462,241
--------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 1.9%
       3,176    Applera Corp.-Applied Biosystems
                  Group                                                   60,439
         806    Bausch & Lomb, Inc.                                       30,225
       9,019    Baxter Int'l., Inc.                                      234,494
       3,839    Becton Dickinson & Co., Inc.                             149,145
       3,938    Biomet, Inc.                                             112,863
       5,906    Boston Scientific Corp. *                                360,857
         771    C.R. Bard, Inc.                                           54,980
       4,572    Guidant Corp.                                            202,951
      17,391    Medtronic, Inc.                                          834,246
         723    Millipore Corp. *                                         32,080
       2,645    St. Jude Medical, Inc. *                                 152,087
       2,956    Stryker Corp.                                            205,058
       2,913    Zimmer Hldgs., Inc. *                                    131,231
                                                                   -------------
                                                                       2,560,656
--------------------------------------------------------------------------------
Health Care Providers and Services -- 1.7%
       2,248    Aetna, Inc.                                              135,330
       1,584    AmerisourceBergen Corp.                                  109,850
       2,108    Anthem, Inc. *                                           162,632
       6,406    Cardinal Health, Inc.                                    411,906
       2,096    Cigna Corp.                                               98,386
       7,753    HCA, Inc.                                                248,406

                       See notes to financial statements.


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
       3,565    Health Management Associates,
                  Inc.                                             $      65,774
       2,535    Humana, Inc. *                                            38,279
       4,244    IMS Health, Inc.                                          76,350
       1,471    Manor Care, Inc. *                                        36,790
       4,338    McKesson Corp.                                           155,040
       1,500    Quest Diagnostics, Inc. *                                 95,700
       1,759    Quintiles Transnational Corp. *                           24,960
       7,310    Tenet Healthcare Corp. *                                  85,161
       9,080    UnitedHealth Group                                       456,270
       2,179    Wellpoint Health Networks, Inc. *                        183,690
                                                                   -------------
                                                                       2,384,524
--------------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 1.1%
       9,330    Carnival Corp.                                           303,318
       2,562    Darden Restaurants, Inc.                                  48,627
       1,671    Harrah's Entertainment, Inc. *                            67,241
       5,624    Hilton Hotels Corp.                                       71,931
       1,296    Int'l. Game Technology                                   132,620
       3,616    Marriott Int'l., Inc.                                    138,927
      18,917    McDonald's Corp.                                         417,309
       5,808    Starbucks Corp. *                                        142,412
       2,983    Starwood Hotels & Resorts
                  Worldwide, Inc.                                         85,284
       1,730    Wendy's Int'l., Inc.                                      50,118
       4,441    Yum! Brands, Inc. *                                      131,276
                                                                   -------------
                                                                       1,589,063
--------------------------------------------------------------------------------
Household Durables -- 0.5%
         984    American Greetings Corp. *                                19,326
       1,205    Black & Decker Corp.                                      52,357
         921    Centex Corp.                                              71,644
       2,245    Fortune Brands, Inc.                                     117,189
         745    KB Home                                                   46,175
       2,928    Leggett & Platt, Inc.                                     60,024
       1,166    Maytag Corp.                                              28,474
       3,996    Newell Rubbermaid, Inc.                                  111,888
         915    Pulte Homes, Inc.                                         56,419
         873    Snap-On, Inc.                                             25,343
       1,281    Stanley Works                                             35,356
         872    Tupperware Corp.                                          12,522
       1,020    Whirlpool Corp.                                           64,974
                                                                   -------------
                                                                         701,691
--------------------------------------------------------------------------------
Household Products -- 2.0%
       3,445    Clorox Co.                                               146,929
       7,286    Colgate-Palmolive Co.                                    422,224
       7,729    Kimberly-Clark Corp.                                     402,990
      19,344    Procter & Gamble Co.                                   1,725,098
                                                                   -------------
                                                                       2,697,241
--------------------------------------------------------------------------------
Industrial Conglomerates -- 4.1%
       5,695    3M Co.                                                   734,541
     148,225    General Electric Co.                                   4,251,093
       2,066    Textron, Inc.                                             80,615
      28,681    Tyco Int'l. Ltd.                                         544,366
                                                                   -------------
                                                                       5,610,615
--------------------------------------------------------------------------------
Information Technology Services -- 1.2%
       9,274    Automatic Data Processing, Inc.                          314,018
       2,566    Computer Sciences Corp. *                                 97,816
       7,673    Concord EFS, Inc. *                                      112,946
       2,590    Convergys Corp. *                                         41,440
       7,183    Electronic Data Systems Corp.                            154,075
      11,268    First Data Corp.                                         466,946
       2,875    Fiserv, Inc. *                                           102,379
       5,622    Paychex, Inc.                                            164,781
       2,167    Sabre Hldgs. Corp.                                        53,416
       4,226    SunGard Data Systems, Inc. *                             109,496
       4,833    Unisys Corp. *                                            59,349
                                                                   -------------
                                                                       1,676,662
--------------------------------------------------------------------------------
Insurance -- 4.4%
       3,924    ACE Ltd.                                                 134,554
       7,735    AFLAC, Inc.                                              237,851
      10,553    Allstate Corp.                                           376,214
       1,584    Ambac Financial Group, Inc.                              104,940
      38,866    American Int'l. Group, Inc.                            2,144,626
       4,558    Aon Corp.                                                109,757
       2,569    Chubb Corp.                                              154,140
       2,422    Cincinnati Financial Corp.                                89,832
       3,715    Hartford Financial Svcs. Group, Inc.                     187,087
       2,210    Jefferson-Pilot Corp.                                     91,627
       4,342    John Hancock Financial Svcs., Inc.                       133,430
       2,755    Lincoln Nat'l. Corp.                                      98,161
       2,783    Loews Corp.                                              131,608
       8,012    Marsh & McLennan Cos., Inc.                              409,173
       2,200    MBIA, Inc.                                               107,250
      10,068    MetLife, Inc.                                            285,126
       3,256    Progressive Corp.                                        238,014
       8,677    Prudential Financial, Inc.                               291,981
       2,047    SAFECO Corp.                                              72,218
       3,385    St. Paul Cos., Inc.                                      123,586
       1,782    Torchmark Corp.                                           66,379
      13,613    Travelers Ppty. Casualty Corp.                           214,677
       3,610    UnumProvident Corp.                                       48,410
       2,031    XL Capital Ltd.                                          168,573
                                                                   -------------
                                                                       6,019,214
--------------------------------------------------------------------------------
Internet and Catalog Retail -- 0.3%
       4,599    eBay, Inc. *                                             479,124
--------------------------------------------------------------------------------
Internet Software and Services -- 0.2%
       8,982    Yahoo! Inc. *                                            294,250
--------------------------------------------------------------------------------
Leisure Equipment and Products -- 0.2%
       1,348    Brunswick Corp.                                           33,727
--------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2003 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
       4,363    Eastman Kodak Co.                                  $     119,328
       2,589    Hasbro, Inc.                                              45,282
       6,533    Mattel, Inc.                                             123,604
                                                                   -------------
                                                                         321,941
--------------------------------------------------------------------------------
Machinery -- 1.2%
       5,147    Caterpillar, Inc.                                        286,482
         895    Crane Co.                                                 20,254
         618    Cummins, Inc.                                             22,180
       2,261    Danaher Corp.                                            153,861
       3,566    Deere & Co.                                              162,966
       3,032    Dover Corp.                                               90,839
       1,054    Eaton Corp.                                               82,855
       4,582    Illinois Tool Works, Inc.                                301,725
       2,530    Ingersoll-Rand Co.                                       119,720
       1,371    ITT Industries, Inc.                                      89,746
         904    Navistar Int'l. Corp. *                                   29,497
       1,733    PACCAR, Inc.                                             117,081
       2,232    Pall Corp.                                                50,220
       1,765    Parker-Hannifin Corp.                                     74,112
                                                                   -------------
                                                                       1,601,538
--------------------------------------------------------------------------------
Media -- 4.0%
      66,176    AOL Time Warner, Inc. *                                1,064,772
       8,636    Clear Channel Comm., Inc. *                              366,080
      33,468    Comcast Corp. - Class A *                              1,010,064
       1,257    Dow Jones & Co., Inc.                                     54,089
       3,865    Gannett Co., Inc.                                        296,871
       5,739    Interpublic Group Cos., Inc.                              76,788
       1,128    Knight-Ridder, Inc.                                       77,753
       2,901    McGraw-Hill Cos., Inc.                                   179,862
         742    Meredith Corp.                                            32,648
       2,267    New York Times Co.                                       103,148
       2,811    Omnicom Group, Inc.                                      201,549
       4,518    Tribune Co.                                              218,219
       3,426    Univision Comm., Inc. *                                  104,150
      26,060    Viacom, Inc. *                                         1,137,780
      31,068    Walt Disney Co.                                          613,593
                                                                   -------------
                                                                       5,537,366
--------------------------------------------------------------------------------
Metals and Mining -- 0.5%
      12,625    Alcoa, Inc.                                              321,937
       1,206    Allegheny Technologies, Inc.                               7,960
       2,167    Freeport-McMoran Copper & Gold, Inc.                      53,091
       6,004    Newmont Mining Corp.                                     194,890
       1,169    Nucor Corp.                                               57,106
       1,330    Phelps Dodge Corp. *                                      50,992
       1,523    United States Steel Corp.                                 24,932
       1,280    Worthington Industries, Inc.                              17,152
                                                                   -------------
                                                                         728,060
--------------------------------------------------------------------------------
Multiline Retail -- 1.1%
       1,734    Big Lots, Inc. *                                          26,080
       1,262    Dillards, Inc.                                            16,999
       4,984    Dollar General Corp.                                      91,008
       2,592    Family Dollar Stores, Inc.                                98,885
       3,013    Federated Department Stores, Inc.                        111,029
       3,998    J.C. Penney Co., Inc.                                     67,366
       5,713    Kohl's Corp. *                                           293,534
       4,309    May Department Stores Co.                                 95,918
       2,020    Nordstrom, Inc.                                           39,431
       4,725    SearsRoebuck & Co.                                       158,949
      13,273    Target Corp.                                             502,250
                                                                   -------------
                                                                       1,501,449
--------------------------------------------------------------------------------
Multi-Utilities and Unregulated Power -- 0.4%
       8,117    AES Corp. *                                               51,543
       5,634    Calpine Corp. *                                           37,184
      11,956    Duke Energy Corp.                                        238,522
       5,523    Dynegy, Inc. *                                            23,197
       8,747    El Paso Corp.                                             70,676
       6,012    Mirant Corp. *                                            17,435
       7,725    Williams Cos., Inc.                                       61,027
                                                                   -------------
                                                                         499,584
--------------------------------------------------------------------------------
Office Electronics -- 0.1%
      10,920    Xerox Corp. *                                            115,643
--------------------------------------------------------------------------------
Oil and Gas -- 4.8%
       1,335    Amerada Hess Corp.                                        65,655
       3,893    Anadarko Petroleum Corp.                                 173,122
       2,448    Apache Corp.                                             159,267
       1,031    Ashland, Inc.                                             31,631
       3,011    Burlington Resources, Inc.                               162,805
      15,358    ChevronTexaco Corp.                                    1,108,848
      10,119    ConocoPhillips                                           554,521
       2,862    Devon Energy Corp.                                       152,831
       1,737    EOG Resources, Inc.                                       72,676
     101,678    Exxon Mobil Corp.                                      3,651,257
         651    Kerr-McGee Corp.                                          29,165
       4,633    Marathon Oil Corp.                                       122,079
       5,629    Occidental Petroleum Corp.                               188,853
       1,141    Sunoco, Inc.                                              43,061
       3,857    Unocal Corp.                                             110,657
                                                                   -------------
                                                                       6,626,428
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.4%
         872    Boise Cascade Corp.                                       20,841
       3,444    Georgia-Pacific Corp.                                     65,264
       7,205    Int'l. Paper Co.                                         257,434
       1,564    Louisiana-Pacific Corp. *                                 16,954
       2,990    MeadWestvaco Corp.                                        73,853
       3,274    Weyerhaeuser Co.                                         176,796
                                                                   -------------
                                                                         611,142
--------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Personal Products -- 0.6%
         869    Alberto-Culver Co.                                 $      44,406
       3,529    Avon Products, Inc.                                      219,504
      15,819    Gillette Co.                                             503,993
                                                                   -------------
                                                                         767,903
--------------------------------------------------------------------------------
Pharmaceuticals -- 9.6%
      23,379    Abbott Laboratories                                    1,023,065
       1,933    Allergan, Inc.                                           149,034
      28,424    Bristol-Myers Squibb Corp.                               771,712
      16,506    Eli Lilly & Co.                                        1,138,419
       6,079    Forest Laboratories, Inc. *                              332,825
      44,174    Johnson & Johnson                                      2,283,796
       3,645    King Pharmaceuticals, Inc. *                              53,800
      33,362    Merck & Co., Inc.                                      2,020,069
     118,025    Pfizer, Inc.                                           4,030,554
      20,745    Schering-Plough Corp.                                    385,857
       1,598    Watson Pharmaceuticals, Inc. *                            64,511
      19,820    Wyeth                                                    902,801
                                                                   -------------
                                                                      13,156,443
--------------------------------------------------------------------------------
Real Estate -- 0.4%
       1,463    Apartment Investment &
                  Management Co.                                          50,620
       6,263    Equity Office Pptys. Trust                               169,163
       4,121    Equity Residential                                       106,940
       2,562    Plum Creek Timber Co., Inc.                               66,484
       2,826    Simon Ppty. Group, Inc.                                  110,299
                                                                   -------------
                                                                         503,506
--------------------------------------------------------------------------------
Road and Rail -- 0.4%
       5,691    Burlington Northern Santa Fe                             161,852
       3,184    CSX Corp.                                                 95,807
       5,809    Norfolk Southern Corp.                                   111,533
       3,369    Union Pacific Corp.                                      195,469
                                                                   -------------
                                                                         564,661
--------------------------------------------------------------------------------
Semiconductors and Semiconductor Equipment -- 3.2%
       5,120    Advanced Micro Devices, Inc. *                            32,819
       5,712    Altera Corp.                                              93,677
       5,469    Analog Devices, Inc. *                                   190,431
      24,619    Applied Materials, Inc. *                                390,457
       4,503    Applied Micro Circuits Corp. *                            27,243
       4,097    Broadcom Corp. *                                         102,056
      97,850    Intel Corp.                                            2,033,714
       2,828    KLA-Tencor Corp. *                                       131,474
       4,747    Linear Technology Corp.                                  152,901
       5,561    LSI Logic Corp. *                                         39,372
       4,829    Maxim Integrated Products, Inc.                          165,103
       9,028    Micron Technology, Inc. *                                104,996
       2,704    National Semiconductor Corp. *                            53,323
       2,170    Novellus Systems, Inc. *                                  79,468
       2,289    NVIDIA Corp. *                                            52,670
       2,501    PMC-Sierra, Inc. *                                        29,337
       1,397    QLogic Corp. *                                            67,517
       2,738    Teradyne, Inc. *                                          47,395
      25,139    Texas Instruments, Inc.                                  442,446
       5,048    Xilinx, Inc. *                                           127,765
                                                                   -------------
                                                                       4,364,164
--------------------------------------------------------------------------------
Software -- 4.6%
       3,590    Adobe Systems, Inc.                                      115,131
       1,715    Autodesk, Inc.                                            27,714
       3,606    BMC Software, Inc. *                                      58,886
       2,616    Citrix Systems, Inc. *                                    53,262
       8,640    Computer Associates Int'l., Inc.                         192,499
       5,622    Compuware Corp. *                                         32,439
       2,082    Electronic Arts, Inc. *                                  154,047
       3,165    Intuit, Inc. *                                           140,938
       1,257    Mercury Interactive Corp. *                               48,533
     159,080    Microsoft Corp.                                        4,074,039
       5,448    Novell, Inc. *                                            16,780
      77,339    Oracle Corp. *                                           929,615
       3,906    Parametric Technology Corp. *                             11,913
       4,669    PeopleSoft, Inc. *                                        82,128
       7,147    Siebel Systems, Inc. *                                    68,182
       2,276    Symantec Corp. *                                          99,825
       6,139    VERITAS Software Corp. *                                 176,005
                                                                   -------------
                                                                       6,281,936
--------------------------------------------------------------------------------
Specialty Retail -- 2.3%
       4,700    AutoNation, Inc. *                                        73,884
       1,474    AutoZone, Inc. *                                         111,980
       4,368    Bed, Bath & Beyond, Inc. *                               169,522
       4,806    Best Buy Co., Inc. *                                     211,080
       3,140    Circuit City Stores, Inc.                                 27,632
      34,393    Home Depot, Inc.                                       1,139,096
      11,699    Lowe's Cos., Inc.                                        502,472
       4,624    Office Depot, Inc. *                                      67,094
       2,565    RadioShack Corp.                                          67,485
       2,251    Sherwin-Williams Co.                                      60,507
       6,992    Staples, Inc. *                                          128,303
      11,937    The Gap, Inc.                                            223,938
       7,795    The Limited, Inc.                                        120,823
       2,179    Tiffany & Co.                                             71,210
       8,072    TJX Cos., Inc.                                           152,076
       3,176    Toys R Us, Inc. *                                         38,493
                                                                   -------------
                                                                       3,165,595
--------------------------------------------------------------------------------
Textiles, Apparel and Luxury Goods -- 0.3%
       1,927    Jones Apparel Group, Inc. *                               56,384
       1,595    Liz Claiborne, Inc.                                       56,224
       3,991    NIKE, Inc.                                               213,478
         893    Reebok Int'l. Ltd. *                                      30,032
       1,636    V.F. Corp.                                                55,575
                                                                   -------------
                                                                         411,693
--------------------------------------------------------------------------------
Thrifts and Mortgage Finance -- 1.8%
       1,878    Countrywide Financial Corp.                              130,653
       9,704    Federal Home Loan Mortgage Corp.                         492,672

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2003 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
      14,909    Federal National Mortgage Assn.                    $   1,005,463
       2,311    Golden West Financial Corp.                              184,903
       1,536    MGIC Investment Corp.                                     71,639
      14,468    Washington Mutual, Inc.                                  597,528
                                                                   -------------
                                                                       2,482,858
--------------------------------------------------------------------------------
Tobacco -- 1.1%
      30,273    Altria Group, Inc.                                     1,375,605
       1,339    R.J. Reynolds Tobacco Hldgs., Inc.                        49,824
       2,531    UST, Inc.                                                 88,661
                                                                   -------------
                                                                       1,514,090
--------------------------------------------------------------------------------
Trading Companies and Distributors -- 0.0%
       1,392    W.W. Grainger, Inc.                                       65,090
--------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.5%
      44,360    AT & T Wireless Svcs., Inc. *                            364,196
      14,500    Nextel Comm., Inc. *                                     262,160
      14,911    Sprint Corp. (PCS Group) *                                85,738
                                                                   -------------
                                                                         712,094
--------------------------------------------------------------------------------
                Total Common Stocks
                  (Cost $144,967,319)                                133,662,161
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 0.4%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$    500,000    U.S. Treasury Bill
                  1.04% due 8/14/2003 (1)
                  (Cost $499,365)                                  $     499,365
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 2.2%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  3,017,000    State Street Bank and Trust Co.
                  repurchase agreement, dated
                  6/30/2003, maturity value
                  $3,017,092 at 1.10%,
                  due 7/1/2003 (2)
                    (Cost $3,017,000)                              $   3,017,000
--------------------------------------------------------------------------------
Total Investments -- 99.9%
  (Cost $148,483,684)                                                137,178,526
Cash, Receivables and Other Assets
  Less Liabilities -- 0.1%                                               118,795
--------------------------------------------------------------------------------
Net Assets -- 100%                                                 $ 137,297,321
--------------------------------------------------------------------------------

*     Non-income producing security.
(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Purchased Futures Contracts
--------------------------------------------------------------------------------
                                                                      Unrealized
Contracts               Description           Expiration            Depreciation
--------------------------------------------------------------------------------
13                     S&P 500 Index            9/2003              $  (70,229)

                       See notes to financial statements.


--------------------------------------------------------------------------------
44

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
   Investments, at market (cost $148,483,684)                     $ 137,178,526
   Cash                                                                  45,016
   Dividends receivable                                                 173,122
   Receivable for fund shares sold                                        6,160
   Interest receivable                                                       92
   Other assets                                                           1,664
                                                                  -------------
     Total Assets                                                   137,404,580
                                                                  -------------

LIABILITIES
   Accrued expenses                                                      43,353
   Payable for fund shares redeemed                                      33,207
   Due to affiliates                                                     30,699
                                                                  -------------
     Total Liabilities                                                  107,259
                                                                  -------------
     Net Assets                                                   $ 137,297,321
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $      19,225
   Additional paid-in capital                                       281,708,053
   Undistributed net investment income                                  170,071
   Accumulated net realized loss on investments                    (133,224,641)
   Net unrealized depreciation on investments                       (11,375,387)
                                                                  -------------
     Net Assets                                                   $ 137,297,321
                                                                  =============

Shares Outstanding -- $0.001 par value                               19,225,307
                                                                  =============

Net Asset Value Per Share                                         $        7.14
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2003 (Unaudited)

INVESTMENT INCOME
   Dividends                                                      $   1,154,123
   Interest                                                              19,065
                                                                  -------------
     Total Income                                                     1,173,188
                                                                  -------------

   Expenses:
     Investment advisory fees -- Note B                                 163,907
     Custodian fees                                                      57,082
     Printing expense                                                    22,175
     Registration fees                                                   13,814
     Audit fees                                                          10,503
     Directors' fees -- Note B                                            4,263
     Other                                                                7,749
                                                                  -------------
       Total expenses before reimbursement                              279,493
     Less: Expenses assumed by investment
       adviser -- Note B                                                (95,917)
                                                                  -------------
       Net Expenses                                                     183,576
                                                                  -------------

   Net Investment Income                                                989,612
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE C
     Net realized loss on investments                                (2,323,829)
     Net change in unrealized depreciation
     of investments                                                  16,780,223
                                                                  -------------
   Net Realized and Unrealized Gain
     on Investments                                                  14,456,394
                                                                  -------------
       NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                          $  15,446,006
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Statement of Changes in Net Assets

                                                                               Six Months       Year Ended
                                                                                    Ended     December 31,
                                                                            June 30, 2003             2002
                                                                              (Unaudited)        (Audited)
                                                                            -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS From Operations:
     Net investment income                                                  $     989,612    $   3,704,339
     Net realized loss on investments                                          (2,323,829)    (129,451,490)
     Net change in unrealized depreciation of investments                      16,780,223       34,772,090
                                                                            -------------    -------------
       Net Increase/(Decrease) in Net Assets from Operations                   15,446,006      (90,975,061)
                                                                            -------------    -------------

   Dividends to Shareholders from:
     Net investment income                                                       (943,234)      (3,699,725)
                                                                            -------------    -------------

   From Capital Share Transactions:
     Net decrease in net assets from capital share transactions -- Note G      (5,189,331)    (143,885,196)
                                                                            -------------    -------------
   Net Increase/(Decrease) in Net Assets                                        9,313,441     (238,559,982)

NET ASSETS:
Beginning of period                                                           127,983,880      366,543,862
                                                                            -------------    -------------
End of period *                                                             $ 137,297,321    $ 127,983,880
                                                                            =============    =============

*  Includes undistributed net investment income of:                         $     170,071    $     123,693

                       See notes to financial statements.


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                  Six Months                                                         Period From
                                                    Ended                Year Ended December 31, (Audited)       August 25, 1999+ to
                                                June 30, 2003    -----------------------------------------------  December 31, 1999
                                                  Unaudited          2002             2001              2000          (Audited)
                                               -----------------------------------------------------------------------------------
Net asset value,
   beginning of period ......................  $      6.44       $      8.47     $      9.72       $     10.75     $     10.14
                                               -----------       -----------     -----------       -----------     -----------
Income from investment
   operations:
   Net investment income ....................         0.05              0.14            0.09              0.09            0.03
   Net realized and unrealized gain/
     (loss) on investments ..................         0.70             (2.03)          (1.25)            (1.01)           0.61
                                               -----------       -----------     -----------       -----------     -----------
   Net increase/(decrease) from investment
     operations .............................         0.75             (1.89)          (1.16)            (0.92)           0.64
                                               -----------       -----------     -----------       -----------     -----------

Dividends and Distributions
   to Shareholders from:
   Net investment income ....................        (0.05)            (0.14)          (0.09)            (0.09)          (0.03)
   Net realized gain on investments .........           --                --           (0.00)(a)         (0.02)             --
                                               -----------       -----------     -----------       -----------     -----------
   Total dividends and distributions ........        (0.05)            (0.14)          (0.09)            (0.11)          (0.03)
                                               -----------       -----------     -----------       -----------     -----------

Net asset value, end of period ..............  $      7.14       $      6.44     $      8.47       $      9.72     $     10.75
                                               -----------       -----------     -----------       -----------     -----------

Total return* ...............................        11.63%(b)        (22.42)%        (11.92)%           (8.66)%          6.38%(b)
                                               -----------       -----------     -----------       -----------     -----------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) ........................  $   137,297       $   127,984     $   366,544       $   294,600     $   217,804
   Ratio of expenses to
     average net assets .....................         0.28%(c)          0.28%           0.28%             0.28%           0.36%(c)
   Ratio of expenses after custody credits to
     average net assets .....................          N/A               N/A             N/A               N/A            0.29%(c)
   Ratio of expenses, excluding waivers,
     to average net assets ..................         0.43%(c)          0.34%           0.33%             0.34%           0.36%(c)
   Ratio of net investment
     income to average net assets ...........         1.51%(c)          1.29%           1.14%             0.93%           0.99%(c)
   Portfolio turnover rate ..................            6%               17%              1%                1%              1%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
----------------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

-------------------------------------------------------------------------------
Mutual Funds -- 78.7%
-------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------

Equity -- 62.9%
--------------------------------------------------------------------------------
   3,380,940    The Guardian VC 500 Index Fund *                   $ 24,139,912
--------------------------------------------------------------------------------
Fixed Income -- 15.8%
     470,055    The Guardian Bond Fund, Inc.                          6,040,202
--------------------------------------------------------------------------------
                Total Mutual Funds
                  (Cost $36,150,852)                                 30,180,114
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 3.9%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
                U.S. Treasury Bill
$  1,500,000      0.785%, 9/18/2003 (1)
                  (Cost $1,497,416)                                $  1,497,416
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements -- 17.5%
--------------------------------------------------------------------------------
$  3,000,000    Lehman Brothers
                repurchase agreement,
                dated 6/30/2003, maturity
                value $3,000,090 at
                1.08%, due 7/1/2003 (2)                            $  3,000,000
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  3,734,000    State Street Bank and Trust Co.
                repurchase agreement,
                dated 6/30/2003, maturity
                value $3,734,114 at
                1.10%, due 7/1/2003 (2)                            $  3,734,000
--------------------------------------------------------------------------------
                Total Repurchase Agreements
                  (Cost $6,734,000)                                   6,734,000
--------------------------------------------------------------------------------
Total Investments -- 100.1%
  (Cost $44,382,268)                                                 38,411,530
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.1)%                                            (43,932)
--------------------------------------------------------------------------------
Net Assets -- 100%                                                 $ 38,367,598
--------------------------------------------------------------------------------

* Affiliated issuer, as defined in the 1940 Act which includes issuers in which the Fund held 5% or more of the outstanding voting securities.
(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Purchased (P)/Sold (S) Futures Contracts
--------------------------------------------------------------------------------
                                                                     Unrealized
                                                                   Appreciation
Contracts     Type       Description            Expiration        (Depreciation)
--------------------------------------------------------------------------------
51              S        U.S. Treasury
                           Notes, 5 Year        9/2003               $  13,137
55              P        S&P 500 Index          9/2003                (268,567)
--------------------------------------------------------------------------------
                                                                    $ (255,430)
--------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
   Unaffiliated issuers, at identified cost*                       $ 13,749,900
   Affiliated issuer, at identified cost                             30,632,368
                                                                   ------------
     Total Cost                                                      44,382,268
                                                                   ============

   Unaffiliated issuers, at market                                 $  7,537,618
   Affiliated issuer, at market                                      24,139,912
   Repurchase agreements                                              6,734,000
                                                                   ------------
     Total Investments                                               38,411,530

   Cash                                                                     158
   Receivable for fund shares sold                                        3,898
   Interest receivable                                                      204
   Other assets                                                             378
                                                                   ------------
     Total Assets                                                    38,416,168
                                                                   ------------

LIABILITIES
   Accrued expenses                                                      17,491
   Payable for variation margin                                          13,547
   Payable for fund shares redeemed                                      13,368
   Due to affiliates                                                      4,164
                                                                   ------------
     Total Liabilities                                                   48,570
                                                                   ------------
     Net Assets                                                    $ 38,367,598
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      5,171
   Additional paid-in capital                                        51,950,431
   Undistributed net investment income                                  248,907
   Accumulated net realized loss on investments                      (7,610,743)
   Net unrealized depreciation of investments                        (6,226,168)
                                                                   ------------
     Net Assets                                                    $ 38,367,598
                                                                   ============

Shares Outstanding -- $0.001 par value                                5,170,410
                                                                   ============

Net Asset Value Per Share                                          $       7.42
                                                                   ============

* Includes repurchase agreement

Statement of Operations
Six Months Ended
June 30, 2003 (Unaudited)

INVESTMENT INCOME
   Dividends (including $154,421 received from
     affiliated issuer)                                            $    249,607
   Interest                                                              51,343
                                                                   ------------
     Total Income                                                       300,950
                                                                   ------------

   Expenses:
     Investment advisory fees -- Note B                                  87,003
     Custodian fees                                                      15,477
     Audit fees                                                           9,975
     Directors' fees -- Note B                                            1,028
     Other                                                                4,231
                                                                   ------------
       Total Expenses before reimbursement                              117,714
     Less: Expenses assumed by investment
       adviser(1)                                                       (65,791)
                                                                   ------------
     Net Expenses                                                        51,923
                                                                   ------------

   Net Investment Income                                                249,027
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS-- NOTE C
     Net realized gain on investments                                 1,099,832
     Net realized gains received from underlying
       funds                                                              7,568
     Net change in unrealized depreciation
       of investments                                                 2,491,364
                                                                   ------------
   Net Realized and Unrealized Gain
     on Investments                                                   3,598,764
                                                                   ------------
       NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                           $  3,847,791
                                                                   ============

(1) The fund does not impose any additional advisory fees for the portion of the fund's assets invested in other Guardian Funds.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                              49

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
----------------------------------------------

Statement of Changes in Net Assets

                                                                                         Six Months      Year Ended
                                                                                              Ended    December 31,
                                                                                      June 30, 2003            2002
                                                                                        (Unaudited)       (Audited)
                                                                                      -------------    ------------
INCREASE/(DECREASE) IN NET ASSETS From Operations:
     Net investment income                                                             $    249,027    $    745,822
     Net realized gain/(loss) on investments                                              1,107,400      (2,958,522)
     Net change in unrealized depreciation of investments                                 2,491,364      (6,799,007)
                                                                                       ------------    ------------
       Net Increase/(Decrease) in Net Assets from Operations                              3,847,791      (9,011,707)
                                                                                       ------------    ------------

   Dividends to Shareholders from:
     Net investment income                                                                 (705,132)       (763,200)
                                                                                       ------------    ------------

   From Capital Share Transactions:
     Net increase/(decrease) in net assets from capital share transactions -- Note G        652,564        (420,706)
                                                                                       ------------    ------------
   Net Increase/(Decrease) in Net Assets                                                  3,795,223     (10,195,613)

NET ASSETS:
Beginning of period                                                                      34,572,375      44,767,988
                                                                                       ------------    ------------
End of period *                                                                        $ 38,367,598    $ 34,572,375
                                                                                       ============    ============

* Includes undistributed net investment income of:                                     $    248,907    $    705,012

                       See notes to financial statements.


--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                 Six Months                                                        Period From
                                                    Ended              Year Ended December 31, (Audited)      September 15, 1999+ to
                                                June 30, 2003    --------------------------------------------   December 31, 1999
                                                 (Unaudited)         2002            2001            2000         (Audited)
                                               ------------------------------------------------------------------------------------
Net asset value,
   beginning of period ...................     $   6.78          $   8.62        $   9.83        $  10.68        $   9.94
                                               --------          --------        --------        --------        --------

Income from investment
   operations:
   Net investment income .................         0.05              0.14            0.24            0.37            0.12
   Net realized and unrealized gain/
     (loss) on investments ...............         0.73             (1.83)          (1.12)          (0.05)           0.74
                                               --------          --------        --------        --------        --------
   Net increase/(decrease) from investment
     operations ..........................         0.78             (1.69)          (0.88)           0.32            0.86
                                               --------          --------        --------        --------        --------

Dividends and Distributions
   to Shareholders from:
   Net investment income .................        (0.14)            (0.15)          (0.10)          (0.36)          (0.12)
   Net realized gain on investments ......           --                --           (0.23)          (0.81)             --
                                               --------          --------        --------        --------        --------
   Total dividends and distributions .....        (0.14)            (0.15)          (0.33)          (1.17)          (0.12)
                                               --------          --------        --------        --------        --------

Net asset value, end of period ...........     $   7.42          $   6.78        $   8.62        $   9.83        $  10.68
                                               --------          --------        --------        --------        --------

Total return* ............................        11.45%(a)        (19.88)%         (9.03)%          3.00%           8.67%(a)
                                               --------          --------        --------        --------        --------

Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) .....................     $ 38,368          $ 34,572        $ 44,768        $ 38,627        $ 27,750
   Ratio of expenses to
     average net assets ..................         0.30%(b)(c)       0.31%(c)        0.39%(c)        0.48%(c)        0.67%(b)(c)
   Gross expense ratio ...................         0.56%(b)(d)       0.56%(d)        0.56%(d)        0.73%(d)        0.98%(b)(d)
   Ratio of net investment
     income to average net assets ........         1.43%(b)          1.89%           2.87%           3.83%           4.09%(b)
   Portfolio turnover rate ...............            0%                0%             29%             12%              0%

+     Commencement of investment operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.
(c)   Amounts do not include expenses of the underlying funds.
(d)   Amounts include expenses of the underlying funds.

                       See notes to financial statements.


--------------------------------------------------------------------------------
                                                                              51

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------
Corporate Bonds -- 87.4%
--------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.8%
--------------------------------------------------------------------------------
                Alliant Techsystems, Inc.
$    335,000    Sr. Sub. Nt.
                8.50% due 5/15/2011                       B2/B      $    371,850
                BE Aerospace, Inc.
     155,000    Sr. Sub. Nt.
                9.50% due 11/1/2008                       Caa2/B-        124,775
                K & F Ind., Inc.
     250,000    Sr. Sub. Nt. Ser. B
                9.625% due 12/15/2010                     B3/B           277,500
                Sequa Corp.
     600,000    Sr. Nt.
                8.875% due 4/1/2008                       B1/BB-         627,000
                                                                    ------------
                                                                       1,401,125
--------------------------------------------------------------------------------
Automotive -- 1.7%
                Rexnord Corp.
      20,000    Sr. Sub. Nt.
                10.125% due 12/15/2012                    B3/B-          22,000
                Tenneco Automotive, Inc.
     200,000    Sr. Sec. Nt. +
                10.25% due 7/15/2013                      B2/CCC+        202,500
                TRW Automotive, Inc.
     167,000    Sr. Nt. +
                9.375% due 2/15/2013                      B1/B+          181,195
                United Components, Inc.
     445,000    Sr. Sub. Nt. +
                9.375% due 6/15/2013                      B3/B           461,688
                                                                    ------------
                                                                         867,383
--------------------------------------------------------------------------------
Banking -- 0.4%
                Western Financial Bank
     200,000    Sub. Cap. Debt.
                9.625% due 5/15/2012                      B1/BB-         216,000
--------------------------------------------------------------------------------
Building Materials -- 0.4%
                Associated Materials, Inc.
     160,000    Sr. Sub. Nt.
                9.75% due 4/15/2012                       B3/B           174,600
                Collins & Aikman Floor Cover
      39,000    Sr. Sub. Nt.
                9.75% due 2/15/2010                       B2/B            40,755
                                                                    ------------
                                                                         215,355
--------------------------------------------------------------------------------
Chemicals -- 2.1%
                Compass Minerals Group, Inc.
     140,000    Sr. Sub. Nt.
                10.00% due 8/15/2011                      B3/B-          156,800
                FMC Corp.
     160,000    Sr. Sec. Nt.
                10.25% due 11/1/2009                      Ba2/BB+        180,000
                Huntsman Advanced Materials
     200,000    Sr. Sec. Nt. +
                11.00% due 7/15/2010                      B2/B           208,000
                Huntsman Int'l. LLC
      40,000    Sr. Nt.
                9.875% due 3/1/2009                       B3/B            41,600
                Lyondell Chemical Co.
     155,000    Nt. Ser. A
                9.625% due 5/1/2007                       Ba3/BB         151,900
                Millennium America, Inc.
     330,000    Sr. Nt.
                  7.00% due 11/15/2006                    Ba1/BB+        333,300
                                                                    ------------
                                                                       1,071,600
--------------------------------------------------------------------------------
Construction Machinery -- 1.9%
                Joy Global, Inc.
      80,000    Sr. Sub. Nt.
                8.75% due 3/15/2012                       B2/B+           87,600
                NMHG Hldg. Co.
      80,000    Sr. Nt.
                10.00% due 5/15/2009                      B3/B+           88,000
                Terex Corp.
     155,000    Sr. Sub. Nt.
                9.25% due 7/15/2011                       B3/B           166,625
     255,000    Sr. Sub. Nt.
                10.375% due 4/1/2011                      B3/B           281,775
                United Rentals NA, Inc.
     160,000    Sr. Nt.
                10.75% due 4/15/2008                      B1/BB          174,800
                United Rentals, Inc.
     160,000    Sr. Sub. Nt. Ser. B
                8.80% due 8/15/2008                       B2/B+          155,200
                                                                    ------------
                                                                         954,000
--------------------------------------------------------------------------------
Consumer Cyclical Services -- 1.8%
                Coinmach Corp.
     250,000    Sr. Nt.
                9.00% due 2/1/2010                        B2/B           267,500
                Iron Mountain, Inc.
     600,000    Sr. Sub. Nt.
                8.625% due 4/1/2013                       B2/B           642,000
                                                                    ------------
                                                                         909,500
--------------------------------------------------------------------------------
Consumer Products -- 3.0%
                Elizabeth Arden, Inc.
     330,000    Sr. Sec. Nt. Ser. B
                11.75% due 2/1/2011                       B1/B           367,950
                Playtex Products, Inc.
     410,000    Sr. Sub. Nt.
                9.375% due 6/1/2011                       B3/B-          410,000

                       See notes to financial statements.


--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------

                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
                Sealy Mattress Co.
$    154,000    Sr. Sub. Nt. Ser. B
                9.875% due 12/15/2007                     B3/B-     $    153,230
                Simmons Co.
     300,000    Sr. Sub. Nt. Ser. B
                10.25% due 3/15/2009                      B2/B-          321,000
                St. John Knits Int'l., Inc.
     250,000    Sr. Sub. Nt.
                12.50% due 7/1/2009                       B3/B-          272,500
                                                                    ------------
                                                                       1,524,680
--------------------------------------------------------------------------------
Diversified Manufacturing -- 1.7%
                Jacuzzi Brands, Inc.
     200,000    Sr. Sec. Nt. +
                9.625% due 7/1/2010                       B3/B           200,000
                Resolution Performance
                  Product
     100,000    Sr. Sec. Nt.
                9.50% due 4/15/2010                       B2/B+          104,000
                Tyco Int'l. Group S.A.
     500,000    Nt.
                6.375% due 10/15/2011                     Ba2/BBB-       527,500
                                                                    ------------
                                                                         831,500
--------------------------------------------------------------------------------
Electric -- 2.2%
                Calpine Canada Energy
     320,000    Sr. Nt.
                8.50% due 5/1/2008                        B1/CCC+        249,600
                PSEG Energy Hldgs., Inc.
     400,000    Sr. Nt.
                8.50% due 6/15/2011                       Baa3/BBB-      430,000
                Southern California Edison
                  Co.
     455,000    1st Ref. Mtg. Ser. 93C
                7.25% due 3/1/2026                        Ba2/BB         463,531
                                                                    ------------
                                                                       1,143,131
--------------------------------------------------------------------------------
Energy -- 6.7%
                Dresser, Inc.
     160,000    Sr. Nt.
                9.375% due 4/15/2011                      B2/B           164,800
                Newfield Exploration Co.
     160,000    Sr. Sub. Nt.
                8.375% due 8/15/2012                      Ba3/BB-        180,200
                Newpark Resources, Inc.
     300,000    Sr. Sub. Nt. Ser. B
                8.625% due 12/15/2007                     B2/B+          307,500
                Offshore Logistics
     400,000    Sr. Nt. +
                6.125% due 6/15/2013                      Ba2/BB+        401,000
                Pride Int'l., Inc.
     275,000    Sr. Nt.
                10.00% due 6/1/2009                       Ba2/BB         301,125
                Tesoro Petroleum Corp.
     450,000    Sec. Nt. +
                8.00% due 4/15/2008                       Ba3/BB         461,250
                Western Oil Sands, Inc.
     320,000    Sr. Sec. Nt.
                8.375% due 5/1/2012                       Ba2/BB+        356,800
                Westport Resources Corp.
     240,000    Sr. Sub. Nt.
                8.25% due 11/1/2011                       Ba3/B+         262,800
                XTO Energy, Inc.
     900,000    Sr. Nt. +
                6.25% due 4/15/2013                       Ba2/BB         956,250
                                                                    ------------
                                                                       3,391,725
--------------------------------------------------------------------------------
Entertainment -- 3.1%
                Intrawest Corp.
     480,000    Sr. Nt.
                9.75% due 8/15/2008                       B1/B+          501,000
     135,000    Sr. Nt.
                10.50% due 2/1/2010                       B1/B+          145,125
                Premier Parks, Inc.
     333,000    Sr. Nt.
                9.75% due 6/15/2007                       B2/B           329,670
                Regal Cinemas, Inc.
     167,000    Sr. Sub. Nt. Ser. B
                9.375% due 2/1/2012                       B2/B           184,118
                Speedway Motorsports, Inc.
     400,000    Sr. Sub. Nt. +
                6.75% due 6/1/2013                        Ba2/B+        414,000
                                                                    ------------
                                                                       1,573,913
--------------------------------------------------------------------------------
Environmental -- 3.6%
                Allied Waste NA, Inc.
     800,000    Sr. Nt.
                7.875% due 4/15/2013                      Ba3/BB-        837,000
     578,000    Sr. Sub. Nt.
                10.00% due 8/1/2009                       B2/B+          614,125
                Waste Management, Inc.
     300,000    Sr. Nt.
                7.375% due 5/15/2029                      Baa3/BBB       354,263
                                                                    ------------
                                                                       1,805,388
--------------------------------------------------------------------------------
Food and Beverage -- 4.2%
                American Seafood Group LLC
     320,000    Sr. Sub. Nt.
                10.125% due 4/15/2010                     B3/B           363,200
                B & G Foods, Inc.
     250,000    Sr. Sub. Nt. Ser. D
                9.625% due 8/1/2007                       B3/B-          257,500
                Constellation Brands, Inc.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited) (Continued)

                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
$     39,000    Sr. Sub. Nt.
                8.125% due 1/15/2012                      Ba3/B+    $     42,120
     103,000    Sr. Sub. Nt.
                8.50% due 3/1/2009                        Ba3/B+         108,150
                Del Monte Corp.
     450,000    Sr. Sub. Nt.
                9.25% due 5/15/2011                       B2/B           481,500
                Merisant Co.
     200,000    Sr. Sub. Nt. +
                9.50% due 7/15/2013                       B2/B           207,000
                Michael Foods, Inc.
     400,000    Sr. Sub. Nt. Ser. B
                11.75% due 4/1/2011                       B2/B-          460,000
                  Premium Standard Farms, Inc.
     222,000    Sr. Nt.
                9.25% due 6/15/2011                       B1/BB          209,790
                                                                    ------------
                                                                       2,129,260
--------------------------------------------------------------------------------
Gaming -- 1.7%
                Mandalay Resort Group
     160,000    Sr. Sub. Nt. Ser. B
                10.25% due 8/1/2007                       Ba3/BB-        180,800
                MGM Mirage, Inc.
     225,000    Sr. Sub. Nt.
                8.375% due 2/1/2011                       Ba2/BB+        255,937
                Mohegan Tribal Gaming
     100,000    Sr. Sub. Nt.
                8.00% due 4/1/2012                        Ba3/BB-        108,000
                Park Place Entertainment Corp.
     154,000    Sr. Nt.
                7.50% due 9/1/2009                        Ba1/BBB-       168,630
                Sun Int'l. Hotels Ltd.
     155,000    Sr. Sub. Nt.
                8.875% due 8/15/2011                      B2/B+          167,788
                                                                    ------------
                                                                         881,155
--------------------------------------------------------------------------------
Gas Distributors -- 0.8%
                AmeriGas Partners LP
     103,000    Sr. Nt.
                8.875% due 5/20/2011                      B2/BB-         112,270
     103,000    Sr. Nt.
                10.00% due 4/15/2006                      B2/BB-         112,270
                Gazprom OAO
     172,000    Nt. +
                9.625% due 3/1/2013                       NA/B+          189,630
                                                                    ------------
                                                                         414,170
--------------------------------------------------------------------------------
Health Care -- 4.1%
                Fisher Scientific Int'l., Inc.
     250,000    Sr. Sub. Nt. +
                8.125% due 5/1/2012                       B2/B+          267,500
                Fresenius Medical Care
     310,000    Capital Tr.
                7.875% due 6/15/2011                      Ba2/BB-        327,050
                HCA, Inc.
     167,000    Nt.
                6.25% due 2/15/2013                       Ba1/BBB-       170,247
                Insight Health Svcs. Corp.
     205,000    Sr. Sub. Nt. Ser. B
                9.875% due 11/1/2011                      B3/B-          215,250
                PerkinElmer, Inc.
     320,000    Sr. Sub. Nt.
                8.875% due 1/15/2013                      Ba3/BB-        347,200
                Tenet Healthcare Corp.
     600,000    Nt.
                7.375% due 2/1/2013                       Ba3/BBB-       579,000
                Triad Hospitals, Inc.
     167,000    Sr. Nt. Ser. B
                8.75% due 5/1/2009                        B1/B-          177,646
                                                                    ------------
                                                                       2,083,893
--------------------------------------------------------------------------------
Home Construction -- 1.4%
                Beazer Homes USA, Inc.
     160,000    Sr. Nt.
                8.375% due 4/15/2012                      Ba2/BB         177,200
                Meritage Corp.
     154,000    Sr. Nt.
                9.75% due 6/1/2011                        Ba3/B          170,170
                Standard Pacific Corp.
     160,000    Sr. Sub. Nt.
                9.25% due 4/15/2012                       Ba3/B+         179,600
                WCI Communities, Inc.
     160,000    Sr. Sub. Nt.
                9.125% due 5/1/2012                       Ba3/B          170,400
                                                                    ------------
                                                                         697,370
--------------------------------------------------------------------------------
Industrial - Other -- 0.8%
                  Briggs & Stratton Corp.
     355,000    Sr. Nt.
                8.875% due 3/15/2011                      Ba1/BB+        410,025
--------------------------------------------------------------------------------
Lodging -- 1.3%
                Hilton Hotels Corp.
     160,000    Nt.
                7.625% due 12/1/2012                      Ba1/BBB-       175,200
                HMH Pptys., Inc.
     160,000    Sr. Nt. Ser. C
                8.45% due 12/1/2008                       Ba3/B+         165,200

                       See notes to financial statements.


--------------------------------------------------------------------------------
54

--------------------------------------------------------------------------------

                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
                John Q. Hammons Hotels LP
$    160,000    1st Mtg. Nt. Ser. B
                8.875% due 5/15/2012                      B2/B      $    168,000
                Starwood Hotels & Resorts
     160,000    Sr. Nt.
                7.875% due 5/1/2012                       Ba1/BB+        175,200
                                                                    ------------
                                                                         683,600
--------------------------------------------------------------------------------
Media - Cable-- 3.0%
                Charter Comm. Hldgs.
     160,000    Sr. Disc. Nt. (1)
                0/11.75% due 1/15/2010                    Ca/B+           94,400
     480,000    Sr. Disc. Nt. (1)
                0/11.75% due 5/15/2011                    Ca/CCC-        242,400
                CSC Hldgs., Inc.
     480,000    Sr. Debt. Ser. B
                8.125% due 8/15/2009                      B1/BB-         496,800
                Insight Midwest LP
     250,000    Sr. Nt.
                10.50% due 11/1/2010                      B2/B+          274,375
                Mediacom LLC
     400,000    Sr. Nt.
                9.50% due 1/15/2013                       B2/B+          423,000
                                                                    ------------
                                                                       1,530,975
--------------------------------------------------------------------------------
Media - NonCable-- 5.2%
                Allbritton Comm. Co.
     125,000    Sr. Sub. Nt. +
                7.75% due 12/15/2012                      B3/B-          129,063
                American Media Operations,
                  Inc.
     330,000    Sr. Sub. Nt. Ser. B
                10.25% due 5/1/2009                       B2/B-          356,400
                Corus Entertainment, Inc.
     155,000    Sr. Sub. Nt.
                8.75% due 3/1/2012                        B1/B+          166,625
                Dex Media East LLC
     189,000    Sr. Nt.
                9.875% due 11/15/2009                     B2/B           210,735
     189,000    Sr. Sub. Nt.
                12.125% due 11/15/2012                    B3/B           223,492
                DirecTV Hldgs.
     168,000    Sr. Nt. +
                8.375% due 3/15/2013                      B1/B           187,320
                Echostar DBS Corp.
     160,000    Sr. Nt.
                9.125% due 1/15/2009                      Ba3/BB-        178,800
      84,000    Sr. Nt.
                10.375% due 10/1/2007                     Ba3/BB-         93,030
                Emmis Comm. Corp.
     154,000    Sr. Sub. Nt.
                8.125% due 3/15/2009                      B2/B-          161,315
                Entravision Comm. Corp.
     160,000    Sr. Sub. Nt.
                8.125% due 3/15/2009                      B3/B-          166,400
                Houghton Mifflin Co.
     335,000    Sr. Nt. +
                9.875% due 2/1/2013                       B3/B           363,475
                R.H. Donnelley Fin. Corp. I
      90,000    Sr. Nt. +
                8.875% due 12/15/2010                     B1/B+           99,450
     285,000    Sr. Sub. Nt. +
                10.875% due 12/15/2012                    B2/B+          332,025
                                                                    ------------
                                                                       2,668,130
--------------------------------------------------------------------------------
Metals and Mining -- 1.8%
                AK Steel Corp.
       160,000    Sr. Nt.
                7.75% due 6/15/2012                       B1/BB-         132,800
                Arch Western Finance LLC
     400,000    Sr. Nt. +
                6.75% due 7/1/2013                        Ba2/BB+        410,000
                Luscar Coal Ltd.
     154,000    Sr. Nt.
                9.75% due 10/15/2011                      Ba3/BB         175,945
                Oregon Steel Mills, Inc.
     160,000    1st Mtg. Nt.
                10.00% due 7/15/2009                      B1/B+          144,000
                Steel Dynamics, Inc.
      40,000    Sr. Nt.
                9.50% due 3/15/2009                       B2/B            41,900
                                                                    ------------
                                                                         904,645
--------------------------------------------------------------------------------
Natural Gas - Pipelines -- 4.8%
                El Paso Partners
     335,000    Sr. Sub. Nt. Ser. B
                8.50% due 6/1/2011                        B1/BB-         358,450
                El Paso Production Hldg. Co.
     445,000    Sr. Nt. +
                7.75% due 6/1/2013                        B2/B+          443,887
                Gulfterra Energy Partners
      65,000    Sr. Sub. Nt. +
                8.50% due 6/1/2010                        B1/BB-         69,550
                Northwest Pipeline Corp.
     126,000    Sr. Nt.
                8.125% due 3/1/2010                       B1/B+          135,450
                Southern Natural Gas Co.
     377,000    Nt.
                7.35% due 2/15/2031                       B1/B+          383,598

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited) (Continued)

                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
                Transcontinental Gas Pipeline Corp.
$    375,000    Nt. Ser. B
                7.00% due 8/15/2011                       B1/B+     $    384,375
                Williams Cos., Inc.
     138,000    Nt.
                8.125% due 3/15/2012                      B3/B+          141,450
     477,000    Sr. Nt.
                8.625% due 6/1/2010                       B3/B+          498,465
                                                                    ------------
                                                                       2,415,225
--------------------------------------------------------------------------------
Packaging -- 2.5%
                Ball Corp.
     400,000    Sr. Nt.
                6.875% due 12/15/2012                     Ba3/BB         424,000
                Crown European Hldgs. S.A.
     202,000    Sr. Sec. +
                9.50% due 3/1/2011                        B1/B+          218,160
                Kappa Beheer BV
     330,000    Sr. Sub. Nt.
                10.625% due 7/15/2009                     B2/B           353,512
                Owens-Brockway Glass
                  Container
      89,000    Sr. Sec. Nt. +
                7.75% due 5/15/2011                       B1/BB           94,118
      89,000    Sr. Nt. +
                8.25% due 5/15/2013                       B2/B+           93,005
                Silgan Hldgs., Inc.
      80,000    Sr. Sub. Debt.
                9.00% due 6/1/2009                        B1/B+           82,800
                                                                    ------------
                                                                       1,265,595
--------------------------------------------------------------------------------
Paper and Forest Products -- 3.9%
                Abitibi-Consolidated, Inc.
     120,000    Nt.
                6.00% due 6/20/2013                       Ba1/BB+        114,211
     610,000    Debt.
                8.85% due 8/1/2030                        Ba1/BB+        648,148
                Cascades, Inc.
     167,000    Sr. Nt. +
                7.25% due 2/15/2013                       Ba1/BB+        175,768
                Jefferson Smurfit Corp. US
     285,000    Sr. Nt. +
                7.50% due 6/1/2013                        B2/B           290,700
                Norske Skog Canada Ltd.
      80,000    Sr. Nt.
                8.625% due 6/15/2011                      Ba2/BB          83,600
                Packaging Corp. of America
     165,000    Sr. Sub. Nt.
                9.625% due 4/1/2009                       Ba2/BB+        181,706
                Stone Container Corp.
     430,000    Sr. Nt.
                  9.75% due 2/1/2011                      B2/B           470,850
                                                                    ------------
                                                                       1,964,983
--------------------------------------------------------------------------------
Restaurants -- 0.7%
                Jack in the Box, Inc.
     335,000    Sr. Sub. Nt.
                8.375% due 4/15/2008                      Ba3/BB-        346,725
--------------------------------------------------------------------------------
Retailers -- 3.8%
                Cole National Group, Inc.
     160,000    Sr. Sub. Nt.
                8.875% due 5/15/2012                      B2/B           154,000
                Hollywood Entertainment Corp.
     240,000    Sr. Sub. Nt.
                9.625% due 3/15/2011                      B3/B-          262,500
                J.C. Penney Co., Inc.
     492,000    Nt.
                9.00% due 8/1/2012                        Ba3/BB+        533,820
                Jafra Cosmetics
     200,000    Sr. Sub. Nt. +
                10.75% due 5/15/2011                      B3/B-          209,000
                Petco Animal Supplies, Inc.
     155,000    Sr. Sub. Nt.
                10.75% due 11/1/2011                      B2/B           176,700
                Rent-A-Center, Inc.
     133,000    Sr. Sub. Nt. +
                7.50% due 5/1/2010                        B1/B+          139,650
      78,000    Sr. Sub. Nt. Ser. D
                11.00% due 8/15/2008                      B1/B+          82,973
                Rite Aid Corp.
     168,000    Sr. Nt.
                11.25% due 7/1/2008                       Caa2/B-        180,600
                United Auto Group, Inc.
     160,000    Sr. Sub. Nt.
                9.625% due 3/15/2012                      B3/B           171,200
                                                                    ------------
                                                                       1,910,443
--------------------------------------------------------------------------------
Supermarkets -- 0.3%
                Pathmark Stores, Inc.
     156,000    Sr. Sub. Nt.
                8.75% due 2/1/2012                        B2/B           161,460
--------------------------------------------------------------------------------
Technology -- 2.3%
                AMI Semiconductor, Inc.
     335,000    Sr. Sub. Nt. +
                10.75% due 2/1/2013                       B3/B           378,550
                Flextronics Int'l. Ltd.
     400,000    Sr. Sub. Nt.
                9.875% due 7/1/2010                       Ba2/BB-        438,000

                       See notes to financial statements.


--------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------

                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
                Seagate Technology
$    320,000    Sr. Nt.
                8.00% due 5/15/2009                       Ba2/BB+   $    346,400
                                                                    ------------
                                                                       1,162,950
--------------------------------------------------------------------------------
Textile -- 1.6%
                Oxford Industries, Inc.
     200,000    Sr. Nt. +
                8.875% due 6/1/2011                       B2/B           210,000
                Russell Corp.
     205,000    Sr. Nt.
                9.25% due 5/1/2010                        B1/BB          223,450
                William Carter Co.
     350,000    Sr. Sub. Nt. Ser. B
                10.875% due 8/15/2011                     B3/B           395,500
                                                                    ------------
                                                                         828,950
--------------------------------------------------------------------------------
Transportation -- 0.3%
                Teekay Shipping Corp.
     160,000    Sr. Nt.
                  8.875% due 7/15/2011                    Ba2/BB-        175,400
--------------------------------------------------------------------------------
Wireless Communications -- 6.4%
                Centennial Cell
     500,000    Sr. Nt. +
                10.125% due 6/15/2013                     Caa1/CCC       495,000
                Crown Castle Int'l. Corp.
     205,000    Sr. Nt.
                10.75% due 8/1/2011                       B3/CCC         223,450
                Nextel Comm., Inc.
     175,000    Sr. Disc. Nt.
                9.75% due 10/31/2007                      B3/B           181,125
     736,000    Sr. Disc. Nt.
                9.95% due 2/15/2008                       B3/B           769,120
     689,000    Sr. Disc. Nt.
                10.65% due 9/15/2007                      B3/B           711,392
                Nextel Partners, Inc.
     260,000    Sr. Nt. +
                8.125% due 7/1/2011                       Caa1/CCC+      259,350
                Telecorp PCS, Inc.
     315,000    Sr. Sub. Nt.
                10.625% due 7/15/2010                     Baa2/BBB       380,363
                Triton PCS, Inc.
     240,000    Sr. Sub. Disc. Nt.
                11.00% due 5/1/2008                       B3/B-          254,400
                                                                    ------------
                                                                       3,274,200
--------------------------------------------------------------------------------
Wireline Communications -- 5.1%
                Qwest Capital Funding, Inc.
     700,000    Nt.
                5.875% due 8/3/2004                      Caa2/CCC+       670,250
                Qwest Corp.
     740,000    Debt.
                7.20% due 11/10/2026                     Ba3/B-          693,750
     440,000    Debt.
                8.875% due 6/1/2031                      Ba3/B-          462,000
                Qwest Services Corp.
     203,200    Nt. +
                13.50% due 12/15/2010                    NR/CCC+          229,61
                Sprint Capital Corp.
     250,000    Nt.
                8.375% due 3/15/2012                     Baa3/BBB-       299,329
                Telus Corp.
     200,000    Nt.
                8.00% due 6/1/2011                       Ba1/BBB         231,000
                                                                    ------------
                                                                       2,585,945
--------------------------------------------------------------------------------
                Total Corporate Bonds
                  (Cost $41,718,358)                                  44,400,399
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 6.6%
--------------------------------------------------------------------------------
U.S. Treasury Bonds and Notes -- 6.6%
                U.S. Treasury Bonds
$  3,000,000    5.375% due 2/15/2031                     Aaa/AAA
                  (Cost $3,493,857)                                 $  3,378,165
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warrants -- 0.0%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
                GT Group Telecomm., Inc.
         900    exp. 2/1/2010 +                                     $        337
                Hayes Lemmerz Int'l., Inc.
         209    exp. 6/3/2006                                                462
                Horizon PCS, Inc.
         330    exp. 10/1/2010 +                                              17
                Leap Wireless Int'l., Inc.
         500    exp. 4/15/2010 +                                             125
         330    exp. 4/15/2010 +                                              83
                Ubiquitel Operating Co.
         200    exp. 4/15/2010 +                                               2
                XM Satellite Radio, Inc.
         170    exp. 3/15/2010 +                                             935
--------------------------------------------------------------------------------
                Total Warrants
                    (Cost $182,740)                                        1,961
--------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited) (Continued)

--------------------------------------------------------------------------------
Repurchase Agreement -- 4.1%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  2,063,000    State Street Bank and Trust Co.
                repurchase agreement, dated 6/30/2003,
                maturity value $2,063,063 at
                1.10% due 7/1/2003 (2)
                  (Cost $2,063,000)                                 $  2,063,000
--------------------------------------------------------------------------------
Total Investments -- 98.1%
  (Cost $47,457,955)                                                  49,843,525
Cash, Receivables and Other Assets
  Less Liabilities -- 1.9%                                               986,216
--------------------------------------------------------------------------------
Net Assets -- 100%                                                  $ 50,829,741
--------------------------------------------------------------------------------

+     Rule 144A restricted security.
(1)   Step-up bond.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
*     Unaudited.

                       See notes to financial statements.


--------------------------------------------------------------------------------
58

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
   Investments, at market (cost $47,457,955)                       $ 49,843,525
   Cash                                                                     163
   Receivable for securities sold                                     2,777,405
   Interest receivable                                                  941,585
   Receivable for fund shares sold                                          731
   Other assets                                                             454
                                                                   ------------
     Total Assets                                                    53,563,863
                                                                   ------------

LIABILITIES
   Payable for securities purchased                                   2,229,368
   Payable for fund shares redeemed                                     457,669
   Accrued expenses                                                      20,928
   Due to affiliates                                                     26,157
                                                                   ------------
     Total Liabilities                                                2,734,122
                                                                   ------------
     Net Assets                                                    $ 50,829,741
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      6,169
   Additional paid-in capital                                        55,938,049
   Undistributed net investment income                                  294,574
   Accumulated net realized loss on investments                      (7,794,621)
   Net unrealized appreciation of investments                         2,385,570
                                                                   ------------
     Net Assets                                                    $ 50,829,741
                                                                   ============

Shares Outstanding -- $0.001 par value                                6,168,989
                                                                   =============

Net Asset Value Per Share                                          $       8.24
                                                                   ============

Statement of Operations
Six Months Ended
June 30, 2003 (Unaudited)

INVESTMENT INCOME
   Interest                                                        $  1,710,931
                                                                   ------------

   Expenses:
     Investment advisory fees -- Note B                                 125,118
     Custodian fees                                                      25,644
     Audit fees                                                          12,695
     Directors' fees -- Note B                                              978
     Other                                                                6,078
                                                                   ------------
     Total Expenses                                                     170,513
                                                                   ------------

   Net Investment Income                                              1,540,418
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS-- NOTE C
     Net realized gain on investments                                   702,157
     Net change in unrealized appreciation
       of investments                                                 2,143,379
                                                                   ------------
   Net Realized and Unrealized Gain
     on Investments                                                   2,845,536
                                                                   ------------
       NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                           $  4,385,954
                                                                   ============


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Statement of Changes in Net Assets

                                                                              Six Months      Year Ended
                                                                                   Ended    December 31,
                                                                           June 30, 2003            2002
                                                                             (Unaudited)       (Audited)
                                                                           -------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
     Net investment income                                                  $  1,540,418    $  2,624,105
     Net realized gain/(loss) on investments                                     702,157      (2,930,271)
     Net change in unrealized appreciation/(depreciation) of investments       2,143,379         655,605
                                                                            ------------    ------------
       Net Increase in Net Assets from Operations                              4,385,954         349,439
                                                                            ------------    ------------

   Dividends to Shareholders from:
     Net investment income                                                    (1,261,710)     (2,608,239)
                                                                            ------------    ------------

   From Capital Share Transactions:
     Net increase in net assets from capital share transactions -- Note G     12,022,778       5,731,565
                                                                            ------------    ------------
   Net Increase in Net Assets                                                 15,147,022       3,472,765
                                                                            ------------    ------------

NET ASSETS:
Beginning of period                                                           35,682,719      32,209,954
                                                                            ------------    ------------
End of period*                                                              $ 50,829,741    $ 35,682,719
                                                                            ============    ============

*  Includes undistributed net investment income of:                         $    294,574    $     15,866

                       See notes to financial statements.


--------------------------------------------------------------------------------
60

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                               Six Months                                                         Period From
                                                  Ended            Year Ended December 31, (Audited)         September 13, 1999+ to
                                              June 30, 2003    ------------------------------------------       December 31, 1999
                                              (Unaudited)         2002            2001          2000                (Audited)
                                             --------------------------------------------------------------------------------------
Net asset value,
   beginning of period ...................   $     7.61        $     8.13     $     8.61     $    10.04           $     9.99
                                             ----------        ----------     ----------     ----------           ----------
Income from investment
   operations:
   Net investment income .................         0.25              0.63           0.77           0.85                 0.23
   Net realized and unrealized gain/
     (loss) on investments ...............         0.59             (0.53)         (0.47)         (1.44)                0.05
                                             ----------        ----------     ----------     ----------           ----------
   Net increase/(decrease) from investment
     operations ..........................         0.84              0.10           0.30          (0.59)                0.28
                                             ----------        ----------     ----------     ----------           ----------

Dividends to Shareholders from:
   Net investment income .................        (0.21)            (0.62)         (0.78)         (0.84)               (0.23)
                                             ----------        ----------     ----------     ----------           ----------

Net asset value, end of period ...........   $     8.24        $     7.61     $     8.13     $     8.61           $    10.04
                                             ----------        ----------     ----------     ----------           ----------

Total return* ............................        10.96%(a)          1.29%          3.56%         (6.07)%               2.78%(a)
                                             ----------        ----------     ----------     ----------           ----------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) .....................   $   50,830        $   35,683     $   32,210     $   26,834           $   25,888
   Ratio of expenses to
     average net assets ..................         0.82%(b)          0.87%          0.90%          0.90%                1.14%(b)
   Ratio of expenses after custody
     credits to average net assets .......          N/A               N/A            N/A            N/A                 0.99%(b)
   Ratio of net investment
     income to average net assets ........         7.39%(b)          7.88%          8.96%          9.11%                7.66%(b)
   Portfolio turnover rate ...............           78%               66%           140%           155%                  43%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian UBS VC Large Cap Value Fund
----------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.3%
        18,600    United Technologies Corp.                         $ 1,317,438
--------------------------------------------------------------------------------
Auto Components -- 1.0%
         7,000    Johnson Controls, Inc.                                599,200
--------------------------------------------------------------------------------
Biotechnology -- 1.0%
        14,700    Cephalon, Inc. *                                      605,052
--------------------------------------------------------------------------------
Building Products -- 2.0%
        50,300    Masco Corp.                                         1,199,655
--------------------------------------------------------------------------------
Capital Markets -- 8.6%
        75,700    J.P. Morgan Chase & Co.                             2,587,426
        28,600    Mellon Financial Corp.                                793,650
        38,800    Morgan Stanley                                      1,658,700
                                                                  --------------
                                                                      5,039,776
--------------------------------------------------------------------------------
Chemicals -- 2.3%
        43,100    Dow Chemical Co.                                    1,334,376
--------------------------------------------------------------------------------
Commercial Banks -- 8.8%
         7,400    Bank of America Corp.                                 584,822
        35,100    FleetBoston Financial Corp.                         1,042,821
        22,400    PNC Financial Svcs. Group                           1,093,344
        48,900    Wells Fargo & Co.                                   2,464,560
                                                                  --------------
                                                                      5,185,547
--------------------------------------------------------------------------------
Communications Equipment -- 0.9%
        56,400    Motorola, Inc.                                        531,852
--------------------------------------------------------------------------------
Computers and Peripherals -- 2.0%
        54,000    Hewlett Packard Co.                                 1,150,200
--------------------------------------------------------------------------------
Construction Materials -- 1.6%
        28,100    Martin Marietta Materials, Inc.                       944,441
--------------------------------------------------------------------------------
Diversified Financial Services -- 5.8%
        79,900    Citigroup, Inc.                                     3,419,720
--------------------------------------------------------------------------------
Diversified Telecommunication Services -- 4.1%
        34,900    BellSouth Corp.                                       929,387
        57,400    SBC Comm., Inc.                                     1,466,570
                                                                  --------------
                                                                      2,395,957
--------------------------------------------------------------------------------
Electric Utilities -- 8.6%
        36,400    CMS Energy Corp.                                      294,840
        19,200    DTE Energy Co.                                        741,888
        24,900    Exelon Corp.                                        1,489,269
        37,100    FirstEnergy Corp.                                   1,426,495
        25,500    Progress Energy, Inc.                               1,119,450
                                                                  --------------
                                                                      5,071,942
--------------------------------------------------------------------------------
Gas Utilities -- 1.5%
        31,500    Sempra Energy                                         898,695
--------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 0.6%
        13,900    Baxter Int'l., Inc.                                   361,400
--------------------------------------------------------------------------------
Health Care Providers and Services -- 4.1%
         7,400    Anthem, Inc.                                          570,910
        36,800    UnitedHealth Group                                  1,849,200
                                                                  --------------
                                                                      2,420,110
--------------------------------------------------------------------------------
Household Durables -- 1.3%
        27,900    Newell Rubbermaid, Inc.                               781,200
--------------------------------------------------------------------------------
Household Products -- 1.2%
        13,300    Kimberly-Clark Corp.                                  693,462
--------------------------------------------------------------------------------
Information Technology Services -- 1.7%
        23,900    First Data Corp.                                      990,416
--------------------------------------------------------------------------------
Insurance -- 3.3%
        19,400    American Int'l. Group, Inc.                         1,070,492
        17,700    Hartford Financial Svcs. Group, Inc.                  891,372
                                                                  --------------
                                                                      1,961,864
--------------------------------------------------------------------------------
Machinery -- 3.8%
        22,600    Illinois Tool Works, Inc.                           1,488,210
        19,600    Pentair, Inc.                                         765,576
                                                                  --------------
                                                                      2,253,786
--------------------------------------------------------------------------------
Media -- 2.5%
        20,000    Viacom, Inc.                                          873,200
        28,700    Walt Disney Co.                                       566,825
                                                                  --------------
                                                                       1,440,025
--------------------------------------------------------------------------------
Oil and Gas -- 5.8%
        30,700    ConocoPhillips                                      1,682,360
        47,600    Exxon Mobil Corp.                                   1,709,316
                                                                  --------------
                                                                      3,391,676
--------------------------------------------------------------------------------
Pharmaceuticals -- 7.0%
        43,600    Bristol-Myers Squibb Corp.                          1,183,740
        22,000    Johnson & Johnson                                   1,137,400
        24,300    SICOR, Inc. *                                         494,262
        28,300    Wyeth                                               1,289,065
                                                                  --------------
                                                                      4,104,467
--------------------------------------------------------------------------------
Road and Rail -- 3.7%
        36,700    Burlington Northern Santa Fe                        1,043,748
        59,400    Norfolk Southern Corp.                              1,140,480
                                                                  --------------
                                                                      2,184,228
--------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
62

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Thrifts and Mortgage Finance -- 5.7%
        26,200    Federal Home Loan Mortgage Corp.                $   1,330,174
        39,900    GreenPoint Financial Corp.                          2,032,506
                                                                  --------------
                                                                      3,362,680
--------------------------------------------------------------------------------
Wireless Telecommunication Services -- 5.0%
       161,300    Nextel Comm., Inc.                                  2,916,304
--------------------------------------------------------------------------------
                  Total Common Stocks
                    (Cost $49,161,706)                               56,555,469
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exchange - Traded Fund -- 1.5%
--------------------------------------------------------------------------------
         9,000    S&P Depositary Receipts
                    Trust Series 1
                    exp. 12/31/2099
                    (Cost $890,932)                                $    878,670
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 3.8%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$    2,257,000    State Street Bank and Trust Co.
                    repurchase agreement,
                    dated 6/30/2003, maturity value
                    $2,257,069 at 1.10%,
                    due 7/1/2003 (1)
                      (Cost $2,257,000)                            $  2,257,000
--------------------------------------------------------------------------------
Total Investments -- 101.5%
  (Cost $52,309,638)                                                 59,691,139
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (1.5)%                                           (866,269)
--------------------------------------------------------------------------------
Net Assets -- 100%                                                 $ 58,824,870
--------------------------------------------------------------------------------

*     Non-income producing security.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.


--------------------------------------------------------------------------------
                                                                              63

--------------------------------------------------------------------------------
The Guardian UBS VC Large Cap Value Fund
----------------------------------------

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
   Investments, at market (cost $52,309,638)                         $59,691,139
   Cash                                                                      980
   Dividends receivable                                                   70,444
   Receivable for fund shares sold                                         7,649
   Interest receivable                                                        69
   Other assets                                                              541
                                                                     -----------
     Total Assets                                                     59,770,822
                                                                     -----------

LIABILITIES
   Payable for securities purchased                                      890,932
   Accrued expenses                                                       35,045
   Due to affiliates                                                      19,975
                                                                     -----------
     Total Liabilities                                                   945,952
                                                                     -----------
     Net Assets                                                      $58,824,870
                                                                     ===========

COMPONENTS OF NET ASSETS
   Capital stock, at par                                             $     5,187
   Additional paid-in capital                                         51,297,617
   Undistributed net investment income                                     8,375
   Accumulated net realized gain on investments                          132,190
   Net unrealized appreciation of investments                          7,381,501
                                                                     -----------
     Net Assets                                                      $58,824,870
                                                                     ===========

Shares Outstanding -- $0.001 par value                                 5,187,031
                                                                     ===========

Net Asset Value Per Share                                            $     11.34
                                                                     ===========

Statement of Operations
Period from February 3, 2003+
to June 30, 2003 (Unaudited)

INVESTMENT INCOME
   Dividends                                                         $   486,971
   Interest                                                                9,438
                                                                     -----------
     Total Income                                                        496,409
                                                                     -----------

   Expenses:
     Investment advisory fees -- Note B                                  172,484
     Legal fees                                                           21,761
     Custodian fees                                                       15,322
     Printing expense                                                      6,373
     Director's fees -- Note B                                             1,221
     Other                                                                10,343
                                                                     -----------
     Total Expenses                                                      227,504
                                                                     -----------

   Net Investment Income                                                 268,905
                                                                     -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS-- NOTE C
     Net realized gain on investments                                    132,190
     Net change in unrealized appreciation
       of investments                                                  7,381,501
                                                                     -----------
   Net Realized and Unrealized Gain
     on Investments                                                    7,513,691
                                                                     -----------
       NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                             $ 7,782,596
                                                                     ===========

+ Commencement of operations.

                       See notes to financial statements.


--------------------------------------------------------------------------------
64

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                 Period from
                                                                           February 3, 2003+
                                                                            to June 30, 2003
                                                                                 (Unaudited)
                                                                           -----------------
INCREASE/(DECREASE) IN NET ASSETS From Operations:
     Net investment income                                                      $    268,905
     Net realized gain on investments                                                132,190
     Net change in unrealized appreciation of investments                          7,381,501
                                                                                ------------
       Net Increase in Net Assets from Operations                                  7,782,596
                                                                                ------------

   Dividends to Shareholders from:
     Net investment income                                                          (260,530)
                                                                                ------------

   From Capital Share Transactions:
     Net increase in net assets from capital share transactions -- Note G         51,302,804
                                                                                ------------
   Net Increase in Net Assets                                                     58,824,870

NET ASSETS:
Beginning of period                                                                       --
                                                                                ------------
End of period *                                                                 $ 58,824,870
                                                                                ============

+ Commencement of operations.
* Includes undistributed net investment income of:                              $      8,375

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian UBS VC Large Cap Value Fund
----------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period indicated:

                                                                 Period From
                                                            February 3, 2003+ to
                                                               June 30, 2003
                                                                (Unaudited)
                                                            --------------------
Net asset value,
   beginning of period .................................         $    10.00
                                                                 ----------
Income from investment
   operations:
   Net investment income ...............................               0.05
   Net realized and unrealized gain
     on investments ....................................               1.34
                                                                 ----------
   Net increase from investment
     operations ........................................               1.39
                                                                 ----------

Dividends to Shareholders from:
   Net investment income ...............................              (0.05)
                                                                 ----------

Net asset value, end of period .........................         $    11.34
                                                                 ----------

Total return* ..........................................              13.90%(a)
                                                                 ----------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) ...................................         $   58,825
   Ratio of expenses to
     average net assets ................................               1.09%(b)
   Ratio of net investment
     income to average net assets ......................               1.29%(b)
   Portfolio turnover rate .............................                  6%

+     Commencement of operations.
* Total return does not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total return for the period shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------
66

--------------------------------------------------------------------------------
The Guardian UBS VC Small Cap Value Fund
----------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.0%
--------------------------------------------------------------------------------
         7,300    Esterline Technologies Corp. *                  $     127,093
         4,700    Triumph Group, Inc. *                                 132,399
                                                                  --------------
                                                                        259,492
--------------------------------------------------------------------------------
Auto Components -- 1.0%
         3,000    Superior Industries Int'l., Inc.                      125,100
--------------------------------------------------------------------------------
Biotechnology -- 1.2%
        11,600    Serologicals Corp. *                                  158,108
--------------------------------------------------------------------------------
Building Products -- 0.9%
        13,300    Apogee Enterprises, Inc.                              119,966
--------------------------------------------------------------------------------
Capital Markets -- 1.2%
         6,800    Allied Capital Corp.                                  157,080
--------------------------------------------------------------------------------
Chemicals -- 2.7%
         9,100    A. Schulman, Inc.                                     146,146
         6,500    Lubrizol Corp.                                        201,435
                                                                  --------------
                                                                        347,581
--------------------------------------------------------------------------------
Commercial Banks -- 8.1%
         5,900    City National Corp.                                   262,904
        15,200    Colonial BancGroup, Inc.                              210,824
         2,500    Cullen/Frost Bankers, Inc.                             80,250
         7,105    F. N. B. Corp.                                        214,997
         2,900    Greater Bay Bancorp                                    59,218
         8,800    Trustmark Corp.                                       224,136
                                                                  --------------
                                                                      1,052,329
--------------------------------------------------------------------------------
Commercial Services and Supplies -- 6.3%
         8,500    John H. Harland Co.                                   222,360
         6,800    McGrath Rentcorp                                      181,832
         3,000    Mobile Mini, Inc. *                                    48,990
         4,100    New England Business Svc., Inc.                       123,000
         8,800    Right Management Consultants, Inc. *                  111,320
         1,900    School Specialty, Inc.                                 54,074
         4,100    Standard Register Co.                                  67,568
                                                                  --------------
                                                                        809,144
--------------------------------------------------------------------------------
Communications Equipment -- 1.4%
         7,600    3Com Corp. *                                           35,568
           800    Black Box Corp.                                        28,960
         4,000    Harris Corp.                                          120,200
                                                                  --------------
                                                                        184,728
--------------------------------------------------------------------------------
Computers and Peripherals -- 1.1%
        33,700    Quantum Corp. *                                       136,485
--------------------------------------------------------------------------------
Construction and Engineering -- 1.0%
         2,600    EMCOR Group, Inc.                                     128,336
--------------------------------------------------------------------------------
Electric Utilities -- 3.3%
         5,900    ALLETE, Inc.                                          156,645
         6,700    DQE, Inc.                                             100,969
         3,600    Hawaiian Electric Industries, Inc.                    165,060
                                                                  --------------
                                                                        422,674
--------------------------------------------------------------------------------
Electrical Equipment -- 2.3%
         9,700    Regal-Beloit Corp.                              $     185,270
         3,000    Roper Industries, Inc.                                111,600
                                                                  --------------
                                                                        296,870
--------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 1.9%
         2,100    CTS Corp.                                              21,945
         7,400    Methode Electronics, Inc.                              79,550
         7,400    Park Electrochemical Corp.                            147,630
                                                                  --------------
                                                                        249,125
--------------------------------------------------------------------------------
Energy Equipment and Services -- 2.4%
        13,400    Newpark Resources, Inc. *                              73,432
         1,300    Oceaneering Int'l., Inc. *                             33,215
         9,600    Offshore Logistics, Inc.                              208,800
                                                                  --------------
                                                                        315,447
--------------------------------------------------------------------------------
Food Products -- 3.5%
         5,200    Int'l. Multifoods Corp. *                             119,132
        13,800    Interstate Bakeries Corp.                             175,260
         4,100    Lancaster Colony Corp.                                158,506
                                                                  --------------
                                                                        452,898
--------------------------------------------------------------------------------
Gas Utilities -- 2.2%
         7,200    AGL Resources, Inc.                                   183,168
         3,900    Atmos Energy Corp.                                     96,720
                                                                  --------------
                                                                        279,888
--------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 3.1%
         3,000    Cooper Cos., Inc.                                     104,310
         6,000    ICU Medical, Inc. *                                   186,900
         5,500    Ocular Sciences, Inc. *                               109,175
                                                                  --------------
                                                                        400,385
--------------------------------------------------------------------------------
Health Care Providers and Services -- 5.2%
         2,500    Coventry Health Care, Inc. *                          115,400
         7,500    RehabCare Group, Inc. *                               109,875
         7,500    Renal Care Group, Inc. *                              264,075
        10,400    Stewart Enterprises, Inc. *                            44,720
         6,200    Sunrise Senior Living, Inc. *                         138,756
                                                                  --------------
                                                                        672,826
--------------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 0.8%
         1,400    CBRL Group, Inc.                                       54,404
         5,700    Dover Downs Gaming &
                    Entertainment, Inc.                                  52,725
                                                                  --------------
                                                                        107,129
--------------------------------------------------------------------------------
Household Durables -- 4.0%
        14,500    Department 56, Inc. *                                 222,285
         3,700    Furniture Brands Int'l., Inc. *                        96,570
         3,100    Libbey, Inc.                                           70,370
         4,600    Stanley Furniture Co., Inc.                           126,086
                                                                  --------------
                                                                        515,311
--------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
68

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Information Technology Services -- 3.2%
        10,700    American Management Systems,
                    Inc. *                                        $     152,796
        20,600    BearingPoint, Inc. *                                  198,790
        20,400    Computer Task Group, Inc. *                            57,936
                                                                  --------------
                                                                        409,522
--------------------------------------------------------------------------------
Insurance -- 2.6%
         9,900    AmerUs Group Co.                                      279,081
         1,875    Fidelity National Financial, Inc.                      57,675
                                                                  --------------
                                                                        336,756
--------------------------------------------------------------------------------
Leisure Equipment and Products -- 3.3%
         9,200    JAKKS Pacific, Inc.                                   122,268
         5,000    Nautilus Group, Inc.                                   62,000
         4,000    Polaris Industries, Inc.                              245,600
                                                                  --------------
                                                                        429,868
--------------------------------------------------------------------------------
Machinery -- 2.3%
        10,100    Federal Signal Corp.                                  177,457
         3,400    Harsco Corp.                                          122,570
                                                                  --------------
                                                                        300,027
--------------------------------------------------------------------------------
Media -- 0.9%
         5,800    Saga Comm., Inc. *                                    112,810
--------------------------------------------------------------------------------
Metals and Mining -- 1.5%
         6,700    Quanex Corp.                                          199,124
--------------------------------------------------------------------------------
Multi - Utilities and Unregulated Power -- 1.3%
         4,200    Equitable Resources, Inc.                             171,108
--------------------------------------------------------------------------------
Oil and Gas -- 2.4%
         6,000    Cimarex Energy Co. *                                  142,500
         6,200    Spinnaker Exploration Co.                             162,440
                                                                  --------------
                                                                        304,940
--------------------------------------------------------------------------------
Real Estate -- 7.9%
         6,500    EastGroup Pptys., Inc.                                175,500
        17,800    Equity Inns, Inc.                                     122,820
        14,100    Innkeepers USA Trust                                   95,880
         6,400    Kilroy Realty Corp.                                   176,000
         5,400    Parkway Pptys., Inc.                                  227,070
        12,500    ResortQuest Int'l., Inc. *                             55,125
         4,700    SL Green Realty Corp.                                 163,983
                                                                  --------------
                                                                      1,016,378
--------------------------------------------------------------------------------
Road and Rail -- 1.6%
         9,900    Genesee & Wyoming, Inc. *                             203,643
--------------------------------------------------------------------------------
Semiconductors and Semiconductor Equipment -- 0.5%
         9,900    Integrated Silicon Solution, Inc. *                    68,706
--------------------------------------------------------------------------------
Software -- 2.0%
         5,600    Mentor Graphics Corp. *                                81,088
         6,200    Reynolds & Reynolds Co.                               177,072
                                                                  --------------
                                                                        258,160
--------------------------------------------------------------------------------
Specialty Retail -- 4.7%
         4,800    Genesco, Inc.                                          84,960
         4,100    Linens 'n Things, Inc. *                               96,801
         4,900    Michaels Stores, Inc.                                 186,494
         8,000    Party City Corp. *                                     82,160
         2,100    Rent-A-Center, Inc. *                                 159,201
                                                                  --------------
                                                                        609,616
--------------------------------------------------------------------------------
Textiles, Apparel and Luxury Goods -- 0.3%
         1,600    Movado Group, Inc.                                     34,800
--------------------------------------------------------------------------------
Thrifts and Mortgage Finance -- 2.8%
        10,000    IndyMac Bancorp, Inc.                                 254,200
         4,900    Roslyn Bancorp, Inc.                                  105,301
                                                                  --------------
                                                                        359,501
--------------------------------------------------------------------------------
                  Total Common Stocks
                    (Cost $10,575,727)                               12,005,861
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exchange - Traded Fund -- 2.2%
--------------------------------------------------------------------------------
         2,200    iShares Russell 2000
                    Value Index Fund
                    (Cost $233,697)                                  $  282,920
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 8.4%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$    1,085,000    State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 6/30/2003, maturity value
                  $1,085,033 at 1.10%,
                  due 7/1/2003 (1)
                    (Cost $1,085,000)                                $1,085,000
--------------------------------------------------------------------------------
Total Investments -- 103.5%
  (Cost $11,894,424)                                                 13,373,781
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (3.5)%                                           (448,398)
--------------------------------------------------------------------------------
Net Assets -- 100%                                                $  12,925,383
--------------------------------------------------------------------------------

*     Non-income producing security.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian UBS VC Small Cap Value Fund
----------------------------------------

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
   Investments, at market (cost $11,894,424)                       $  13,373,781
   Cash                                                                      516
   Receivable for securities sold                                        189,828
   Dividends receivable                                                   13,233
   Receivable for fund shares sold                                           798
   Interest receivable                                                        33
   Other assets                                                              343
                                                                   -------------
     Total Assets                                                     13,578,532
                                                                   -------------

LIABILITIES
   Payable for securities purchased                                      541,867
   Payable for fund shares redeemed                                       86,459
   Accrued expenses                                                       20,546
   Due to affiliates                                                       4,277
                                                                   -------------
     Total Liabilities                                                   653,149
                                                                   -------------
     Net Assets                                                    $  12,925,383
                                                                   =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $       1,125
   Additional paid-in capital                                         11,221,087
   Undistributed net investment income                                     5,776
   Accumulated net realized gain on investments                          218,038
   Net unrealized appreciation of investments                          1,479,357
                                                                   -------------
     Net Assets                                                    $  12,925,383
                                                                   =============

Shares Outstanding -- $0.001 par value                                 1,125,469
                                                                   =============

Net Asset Value Per Share                                          $       11.48
                                                                   =============

Statement of Operations
Period from February 3, 2003+
to June 30, 2003 (Unaudited)

INVESTMENT INCOME
   Dividends                                                       $      91,778
   Interest                                                                3,732
                                                                   -------------
     Total Income                                                         95,510
                                                                   -------------

   Expenses:
     Investment advisory fees -- Note B                                   42,060
     Custodian fees                                                       16,876
     Audit fees                                                            9,415
     Legal fees                                                            4,441
     Director's fees -- Note B                                               253
     Other                                                                 3,201
                                                                   -------------
     Total Expenses                                                       76,246
                                                                   -------------

   Net Investment Income                                                  19,264
                                                                   -------------

   REALIZED AND UNREALIZED GAIN/(LOSS)
     ON INVESTMENTS -- NOTE C
     Net realized gain on investments                                    218,038
     Net change in unrealized appreciation
       of investments                                                  1,479,357
                                                                   -------------
   Net Realized and Unrealized Gain
     on Investments                                                    1,697,395
                                                                   -------------
       NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                           $   1,716,659
                                                                   =============

+ Commencement of operations.

                       See notes to financial statements.


--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                    Period from
                                                                              February 3, 2003+
                                                                               to June 30, 2003
                                                                                    (Unaudited)
                                                                              -----------------
INCREASE/(DECREASE) IN NET ASSETS From Operations:
     Net investment income                                                         $     19,264
     Net realized gain on investments                                                   218,038
     Net change in unrealized appreciation of investments                             1,479,357
                                                                                   ------------
       Net Increase in Net Assets from Operations                                     1,716,659
                                                                                   ------------

   Dividends to Shareholders from:
     Net investment income                                                              (13,488)
                                                                                   ------------

   From Capital Share Transactions:
     Net increase in net assets from capital share transactions -- Note G            11,222,212
                                                                                   ------------
   Net Increase in Net Assets                                                        12,925,383

NET ASSETS:
Beginning of period                                                                          --
                                                                                   ------------
End of period *                                                                    $ 12,925,383
                                                                                   ============

+  Commencement of operations
*  Includes undistributed net investment income of:                                $      5,776

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian UBS VC Small Cap Value Fund
----------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period indicated:

                                                                Period From
                                                            February 3, 2003+ to
                                                               June 30, 2003
                                                                (Unaudited)
--------------------------------------------------------------------------------
Net asset value,
   beginning of period .................................       $    10.00
                                                               ----------
Income from investment
   operations:
   Net investment income ...............................             0.02
   Net realized and unrealized gain
     on investments ....................................             1.47
                                                               ----------
   Net increase from investment
     operations ........................................             1.49
                                                               ----------

Dividends to Shareholders from:
   Net investment income ...............................            (0.01)
                                                               ----------

Net asset value, end of period .........................       $    11.48
                                                               ----------

Total return* ..........................................            14.92%(a)
                                                               ----------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) ...................................       $   12,925
   Ratio of expenses to
     average net assets ................................             1.81%(b)
   Ratio of net investment
     income to average net assets ......................             0.46%(b)
   Portfolio turnover rate .............................               32%

+     Commencement of operations.
* Total return does not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total return for the period shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------
72

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------
Note A -- Organization and Accounting Policies
--------------------------------------------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was formerly known as "The Guardian Stock Fund, Inc." Shares are offered in six series: The Guardian Stock Fund (GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), The Guardian VC High Yield Bond Fund (GVCHYBF), The Guardian UBS VC Large Cap Value Fund (GLCVF) and The Guardian UBS VC Small Cap Value Fund (GSCVF). GVCF has added a new series, effective July 30, 2003: The Guardian VC Low Duration Bond Fund (GLDBF). GLDBF had not commenced operations as of June 30, 2003.

      On February 3, 2003 GLCVF and GSCVF commenced operations. GLCVF and GSCVF sold 937,500 and 437,500 shares to The Guardian Life Insurance Company of America (Guardian Life) for $9,375,000 and $4,375,000, respectively.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GLCVF, GSCVF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are available only through the ownership of annuity and insurance products offered by other insurance companies. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of June 30, 2003, no Class II shares have been issued.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued at the last sales price on these exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued using the last sale price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities. In GVCAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.


--------------------------------------------------------------------------------
90

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

      Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

      Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

      GSF, GVC500IF, GVCHYBF, GLCVF and GSCVF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains or losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF, GVCHYBF, GLCVF and GSCVF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When forward contracts are closed, the Fund will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

    GSF, GVC500IF, GVCAAF, GVCHYBF, GLCVF and GSCVF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day,


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, the Funds may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

      Dividends from net investment income are declared and paid semi-annually for GSF, GVC500IF, GVCAAF, GVCHYBF, GBF, GLCVF and GSCVF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Most of the dividends or distributions are credited in the form of additional shares of the applicable Fund at such Fund's net asset value on the ex-dividend date.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at GCF's net asset value on the payable date.

      All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

Taxes

      Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

--------------------------------------------------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to or from Related Parties
--------------------------------------------------------------------------------

      Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC, provides investment advisory services to each of the Funds. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of .25% and .60%, respectively, of their average daily net assets. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds .28% of the average daily net assets of


--------------------------------------------------------------------------------
92

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

GVC500IF. GIS subsidized .15% of the ordinary operating expenses of GVC500IF or $95,917 for the six months ended June 30, 2003.

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

      GLCVF pays investment advisory fees to GIS at an annual rate of .83% of its average daily net assets. GSCVF pays investment advisory fees to GIS at an annual rate of 1.00% of its average daily net assets for the first $50 million and an annual rate of .95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GLCVF and GSCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of .43% of GLCVF's average daily net assets and at an annual rate of .60% for the first $50 million and at an annual rate of .55% in excess of $50 million of GSCVF's average daily net assets. Payment of sub-investment advisory fees does not represent a separate or additional expense to GLCVF and GSCVF.

      The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Funds are affiliated with GIS.

--------------------------------------------------------------------------------
Note C -- Investment Transactions
--------------------------------------------------------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2003 were as follows:

                                                    GSF              GVC500IF
                                                    ---              --------
           Purchases .......................    $457,953,911       $ 8,230,042
           Proceeds ........................    $531,013,626       $12,613,136

                                                   GVCAAF            GVCHYBF
                                                   ------            -------
           Purchases .......................    $  2,000,000       $43,362,677
           Proceeds ........................    $         --       $30,115,912

                                                    GLCVF             GSCVF
                                                    -----             -----
           Purchases .......................    $ 52,641,231       $13,627,585
           Proceeds ........................    $  2,720,783       $ 3,036,199

                                                    GBF
                                                    ---
           Purchases .......................    $506,693,980
           Proceeds ........................    $463,486,804


--------------------------------------------------------------------------------
                                                                              93

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

      The cost of investments owned at June 30, 2003 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency and futures at June 30, 2003 were as follows:

                                                                 GSF              GVC500IF
                                                                 ---              --------
      Appreciation                                          $  99,861,132       $ 13,533,521
      Depreciation                                            (66,754,587)       (24,838,679)
                                                            -------------       ------------
        Net Unrealized Appreciation/(Depreciation)          $  33,106,545       $(11,305,158)
                                                            =============       ============
                                                                GVCAAF             GVCHYBF
                                                                ------             -------
      Appreciation                                          $     521,718       $  2,890,702
      Depreciation                                             (6,492,456)          (505,132)
                                                            -------------       ------------
        Net Unrealized Appreciation/(Depreciation)          $  (5,970,738)      $  2,385,570
                                                            =============       ============
                                                                 GLCVF              GSCVF
                                                                 -----              -----
      Appreciation                                          $   7,767,349       $  1,548,379
      Depreciation                                               (385,848)           (69,022)
                                                            -------------       ------------
        Net Unrealized Appreciation                         $   7,381,501       $  1,479,357
                                                            =============       ============
                                                                  GBF
                                                                  ---
      Appreciation                                          $  18,394,469
      Depreciation                                               (213,402)
                                                            -------------
        Net Unrealized Appreciation                         $  18,181,067
                                                            =============

--------------------------------------------------------------------------------
Note D -- Repurchase Agreements
--------------------------------------------------------------------------------

      The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

--------------------------------------------------------------------------------
Note E -- Reverse Repurchase Agreements
--------------------------------------------------------------------------------

      GVCAAF, GVCHYBF and GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GVCAAF, GVCHYBF and GBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase


--------------------------------------------------------------------------------
94

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GVCAAF, GVCHYBF and GBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------
Note F -- Dollar Roll Transactions
--------------------------------------------------------------------------------

      GVCAAF, GVCHYBF and GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that they hold with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GVCAAF, GVCHYBF and GBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------
Note G -- Transactions in Capital Stock
--------------------------------------------------------------------------------

      There are 1,000,000,000 shares of $0.001 par value capital stock authorized for GVCF divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I, GVCHYBF Class I, GLCVF Class I and GSCVF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through June 30, 2003, no Class II shares of GSF were issued. Transactions in capital stock were as follows:

                                                 Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                         June 30,         December 31,            June 30,        December 31,
                                                             2003                 2002                2003                2002
                                                      (Unaudited)            (Audited)         (Unaudited)           (Audited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                 Shares                                   Amount
-------------------------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                                             1,222,250            4,673,210       $  28,525,032       $ 113,023,863
Shares issued in reinvestment of
   dividends                                              572,232              544,573          14,282,918          14,289,601
Shares repurchased                                     (6,060,127)         (16,305,105)       (138,071,111)       (405,121,253)
-------------------------------------------------------------------------------------------------------------------------------
  Net decrease                                         (4,265,645)         (11,087,322)      $ (95,263,161)      $(277,807,789)
-------------------------------------------------------------------------------------------------------------------------------
o The Guardian VC 500 Index Fund
Shares sold                                             2,702,892            4,629,458       $  18,379,373       $  33,546,602
Shares issued in reinvestment of
   dividends                                              108,205              466,126             788,813           3,272,431
Shares repurchased                                     (3,446,795)         (28,535,396)        (24,357,517)       (180,704,229)
-------------------------------------------------------------------------------------------------------------------------------
  Net decrease                                           (635,698)         (23,439,812)      $  (5,189,331)      $(143,885,196)
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

                                                 Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                         June 30,         December 31,            June 30,        December 31,
                                                             2003                 2002                2003                2002
                                                      (Unaudited)            (Audited)         (Unaudited)           (Audited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                 Shares                                   Amount
-------------------------------------------------------------------------------------------------------------------------------
o The Guardian VC Asset Allocation Fund
Shares sold                                               372,369              483,905        $  2,652,998         $ 3,738,324
Shares issued in reinvestment of
   dividends                                               93,148               97,846             705,132             763,200
Shares repurchased                                       (392,737)            (676,754)         (2,705,566)         (4,922,230)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                                  72,780              (95,003)        $   652,564         $  (420,706)
-------------------------------------------------------------------------------------------------------------------------------
o The Guardian VC High Yield Bond Fund
Shares sold                                             3,709,950            1,545,453        $ 30,173,785         $12,303,195
Shares issued in reinvestment
   of dividends                                           152,197              336,975           1,261,710           2,608,239
Shares repurchased                                     (2,381,410)          (1,157,087)        (19,412,717)         (9,179,869)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase                                          1,480,737              725,341        $ 12,022,778         $ 5,731,565
-------------------------------------------------------------------------------------------------------------------------------

                                                      Period from                              Period from
                                                February 3, 2003+                        February 3, 2003+
                                                 to June 30, 2003                         to June 30, 2003
                                                      (Unaudited)                              (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                  Amount
-------------------------------------------------------------------------------------------------------------------------------
o The Guardian UBS VC Large Cap Value Fund
Shares sold                                             5,189,549                            $ 51,325,578
Shares issued in reinvestment
   of dividends                                            22,576                                 260,531
Shares repurchased                                        (25,094)                               (283,305)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase                                          5,187,031                            $ 51,302,804
-------------------------------------------------------------------------------------------------------------------------------
o The Guardian UBS VC Small Cap Value Fund
Shares sold                                             1,166,858                            $ 11,690,347
Shares issued in reinvestment
   of dividends                                             1,169                                  13,488
Shares repurchased                                        (42,558)                               (481,623)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase                                          1,125,469                            $ 11,222,212
-------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.


--------------------------------------------------------------------------------
96

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

                                                 Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                         June 30,         December 31,            June 30,        December 31,
                                                             2003                 2002                2003                2002
                                                      (Unaudited)            (Audited)         (Unaudited)           (Audited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                 Shares                                   Amount
-------------------------------------------------------------------------------------------------------------------------------
o The Guardian Bond Fund
Shares sold                                             3,383,750            8,874,148      $   43,052,747      $ 109,477,341
Shares issued in reinvestment
   of dividends and distributions                         582,418            1,512,712          7,519,017          18,657,670
Shares repurchased                                     (3,640,973)          (5,493,407)       (46,671,264)        (67,753,956)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase                                            325,195            4,893,453      $   3,900,500       $  60,381,055
-------------------------------------------------------------------------------------------------------------------------------
o The Guardian Cash Fund
Shares sold                                            23,050,841           66,681,009      $ 230,508,416       $ 666,810,091
Shares issued in reinvestment
   of dividends                                           185,663              605,287          1,856,627           6,052,868
Shares repurchased                                    (28,421,721)         (69,537,300)      (284,217,207)       (695,373,004)
-------------------------------------------------------------------------------------------------------------------------------
  Net decrease                                         (5,185,217)          (2,251,004)     $ (51,852,164)      $ (22,510,045)
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note H -- Line of Credit
--------------------------------------------------------------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2003, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------
Note I -- Investments in Affiliates1
--------------------------------------------------------------------------------

      A summary of GVCAAF transactions in affiliated security during the six months ended June 30, 2003 is set forth below:

                                    Balance of      Gross                  Balance of                   Dividends
                                      Shares      Purchases      Gross       Shares         Value      Included in    Net Realized
                                   December 31,      and       Sales and    June 30,      June 30,      Dividend       Gain/(Loss)
   Name of Issuer                      2002       Additions   Reductions      2003          2003         Income         on Sales
----------------------------------------------------------------------------------------------------------------------------------
The Guardian VC 500 Index Fund       3,100,828     280,112          --      3,380,940    $24,139,912    $154,421       $       --

(1) Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.


--------------------------------------------------------------------------------
                                                                              97

ITEM 2.  CODE OF ETHICS.

         Not required at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         Not required at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not required at this time.

ITEM 5-6 [RESERVED]

         Not required at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's certifying officers have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

         (b) The registrant's certifying officers are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)(1) Not required at this time.

         (a)(2) Separate certifications by the registrant's certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

         (b) A certification by the registrant's certifying officers, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


The Guardian Variable Contract Funds, Inc.


By:   /s/ THOMAS G. SORELL
      ------------------------------------------
      Thomas G. Sorell
      President of
      The Guardian Variable Contract Funds, Inc.


Date: September 4, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/  THOMAS G. SORELL
      ------------------------------------------
      Thomas G. Sorell
      President of
      The Guardian Variable Contract Funds, Inc.


Date: September 4, 2003



By:   /s/ FRANK L. PEPE
      ------------------------------------------
      Frank L. Pepe
      Vice President and Treasurer of
      The Guardian Variable Contract Funds, Inc.


Date: September 4, 2003